UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2012

Structured International Equity Funds
Structured Emerging Markets Equity
Structured International Equity
Structured International Small Cap

Goldman Sachs Structured International

Equity Funds

■	STRUCTURED EMERGING MARKETS EQUITY

■	STRUCTURED INTERNATIONAL EQUITY

■	STRUCTURED INTERNATIONAL SMALL CAP

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Market Review	4

Portfolio Management Discussions and Performance Summaries	7

Schedules of Investments	25

Financial Statements	48

Financial Highlights	52

Notes to the Financial Statements	58

Report of Independent Registered Public Accounting Firm	72

Other Information	73

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Structured Emerging Markets Equity Fund invests primarily in a diversified portfolio of equity investments in emerging country issuers. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging markets securities may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic and political developments. The securities markets of emerging countries have less government regulation and are subject to less extensive accounting and financial reporting requirements than the markets of more developed countries. Such securities are also subject to foreign custody risk. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Structured International Equity Fund invests primarily in a broadly diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Structured International Small Cap Fund invests primarily in a broadly diversified portfolio of equity investments in small capitalization non-U.S. issuers. The Fund’s investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets securities may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Goldman Sachs’ Structured International Equity Investment Process

■	Comprehensive — We forecast returns on over 8,000 international stocks and 43 equity markets on a daily basis.

■	Rigorous — We evaluate stocks, countries and currencies based on fundamental investment criteria that have outperformed historically.

■	Objective — Our stock and equity market selection process is free from emotion that may lead to biased investment decisions.

■	Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■

We use unique, proprietary risk models that are designed to be more precise, more focused and faster to respond because they seek to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified international portfolio that seeks to:

■	Blend top-down market views with bottom-up stock selection.

■	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■

Achieve excess returns by taking many small diversified stock positions. Additionally, in the GS Structured Emerging Markets Equity Fund and the GS Structured International Equity Fund we take intentional country bets.

Enhancements Made to Proprietary Quantitative Model during the 12-month Period Ended October 31, 2012

We continuously look for ways to improve our investment process. Accordingly, we introduced a number of enhancements to our proprietary quantitative model during the 12-month period ended October 31, 2012.

During the fourth quarter of 2011, we implemented an enhancement to our Europe stock selection model. More specifically, we introduced a new price momentum timing insight within the Europe region, which aims to capture price momentum in the markets while including a component of timing. Our research finds that including a timing signal can improve the risk-adjusted returns of the model’s European region momentum strategy and can significantly mitigate drawdown risk. (Drawdown risk is the risk of a significant decline in the value of an investment.)

We introduced a new short-term model to our stock selection process during the first quarter of 2012. We plan to use this short-term model, which forecasts potential returns using three-month to 12-month time horizons, to help us make long-term investment decisions and determine when to buy or sell securities.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

In addition, we implemented enhancements to our country/currency selection process. In seeking to make our models more effective in a variety of market environments, we enhanced the expression of our active views to model unhedged equity returns directly, rather than modeling currency and currency-hedged equity views separately. This enhancement should help us match the Funds’ portfolios more closely with our optimal views. During the first calendar quarter, we also introduced country-specific views to increase the flexibility of our process. We believe the incorporation of these country-specific views should enhance performance consistency, especially during periods of unexpected market disruption.

During the second calendar quarter, we implemented an enhancement to our stock selection process within our global model. More specifically, we incorporated new signals within our Valuation theme, including cash flow signals, book value signals, dividend and buyback signals, forecasted and realized earnings signals and structural valuation signals. These signal weights are customized based on a particular stock’s industry, sector and geographic location. We believe these additional signals will help us more effectively identify the intrinsic value of a company, thereby adding value to our process.

In addition, we extended our price momentum timing insight to the emerging markets and the U.K. region. With this enhancement, we aim to capture price momentum in the markets while including a component of timing. Our research indicates that including a timing signal can improve the risk-adjusted returns of the Momentum theme and can significantly mitigate drawdown risk. We made no enhancements to our proprietary quantitative model during the third quarter of 2012.

Changes Made to the Team’s Management

Effective June 28, 2012, Steve Jeneste, CFA, Managing Director, was named a Portfolio Manager for the Structured Emerging Markets Equity Fund.

Effective June 28, 2012, James Park, Managing Director, was named a Portfolio Manager for the Structured International Equity Fund.

MARKET REVIEW

Goldman Sachs Structured International Equity Funds

Market Review

Emerging markets equities and developed international equities experienced significant volatility, with some big monthly gains and some big monthly losses, but overall advanced during the 12-month period ended October 31, 2012 (the “Reporting Period”).

Emerging Markets Equities

Emerging markets equities began the Reporting Period in November and December 2011 in decline, as Europe’s sovereign debt crisis deteriorated and China’s industrial production slowed, renewing investor concerns over the outlook for global economic growth. The macro-driven weakness was broad-based, as most emerging equity markets declined. Also, many emerging market currencies depreciated against the U.S. dollar during these last two months of 2011, further depressing returns expressed in U.S. dollars.

The emerging equity markets then rallied broadly during the first quarter of 2012, boosted by currency appreciation against the U.S. dollar, as sentiment on the global economy improved. Chinese equities, however, lagged the broader market as its government officially announced it would target economic growth of 7.5% for the year, the first time in recent years that target was under 8%.

Investor sentiment subsequently reversed, driving weak second quarter of 2012 performance. Such performance primarily reflected worrisome headlines. For example, softer economic data from China and the U.S., combined with a worsening of Europe’s sovereign debt crisis, pointed to a potential economic slowdown. Anticipating weaker global demand, the benchmark Brent crude oil price slid almost 25% during the quarter, which weighed particularly heavily on the Russian equity market and on energy stocks. Strong appreciation of the U.S. dollar during these months notably reduced returns of many of the emerging equity markets when expressed in U.S. dollars.

Emerging equity markets generally rebounded during the third quarter of 2012 following a number of policy actions taken by governments and central banks. Purchasing manager data in China and a number of other Asian countries suggested that weaker global demand was negatively impacting manufacturing in the region. The lingering growth concerns prompted actions by several central banks, including South Korea’s first rate cut in three years. China cut rates twice within a month, as its equity market underperformed the MSCI Emerging Markets Index during the quarter on disappointing economic data, including second quarter 2012 Gross Domestic Product (“GDP”) growth of 7.6%, the weakest in many quarters. Elsewhere, Brazil’s central bank reduced its SELIC rate by 100 basis points. (Brazil’s SELIC — or Sistema Especial de Liquidação e Custodia — rate is its central bank’s overnight rate. A basis point is 1/100th of a percentage point.) India’s equity market was an especially strong performer during the third quarter in response to its government’s long-awaited decision to allow some foreign competition in several of its industries, including retail and airlines. Central and Eastern European equity markets posted strong returns following positive actions from the European Central Bank (“ECB”) and from leaders of several developed European countries. Energy stocks rose sharply on a big rebound in oil prices during the quarter.

Most emerging equity markets pulled back in October, as the International Monetary Fund (“IMF”) reduced its global economic growth forecast for 2013 to 3.6%, with cuts to GDP estimates for Brazil, Russia, India and China. Despite China’s report that its economy slowed to 7.4% during the third quarter, Chinese equities performed well in October, as many of its

MARKET REVIEW

economic data points showed improvement and proved better than expected, fueling hopes that China’s economy would see a modest recovery in the fourth quarter of 2012.

For the Reporting Period overall, the MSCI Emerging Markets Index (net, unhedged) (“MSCI Emerging Markets Index”) returned 2.62%* during the Reporting Period. Fourteen of the 21 countries in the MSCI Emerging Markets Index were up for the Reporting Period, with the Philippines (+32.68%) and Turkey (+30.48%) recording the largest gains. China (+8.78%) was the largest contributor on the basis of impact, which takes both weightings and total returns into account.

Six of the 10 sectors in the MSCI Emerging Markets Index were positive for the Reporting Period, with health care (+22.64%) and consumer staples (+17.68%) sectors gaining the most ground. The information technology (+13.38%) sector was the largest contributor to MSCI Emerging Markets Index returns on the basis of impact.

International Equities

The Reporting Period began during the last two months of 2011 with a decline in international equities overall, as debate over the fate of the European Monetary Union (“EMU”) intensified. During these two months, Greek and Italian governments were replaced by technocrats; credit conditions for banks tightened; and yields on Italian and Spanish government debt hovered near unsustainable levels. Japan announced that its economy grew at an annualized pace of 6% during the third quarter of 2011. However, its equity market struggled as many Japanese companies experienced meaningful production disruption from severe flooding in Thailand and fallout from a corporate scandal.

Early in 2012, central banks in Europe, Japan and the U.S. took action, sparking a rally in the international equity markets. Despite widespread downgrades of sovereign debt by Standard & Poor’s, European equity markets reflected improved sentiment that a widespread financial crisis would be averted through liquidity provided by the ECB’s longer-term refinancing operation (“LTRO”) and the proposal of a “fiscal compact” for the EMU. Japanese equities rose as the yen weakened significantly following the Bank of Japan’s surprise monetary policy easing in the form of increased asset purchases.

By April 2012, optimism on Europe had given way to uncertainty and fear of a EMU breakup. The changing political landscape in Europe unnerved European markets, and concerns intensified over the health of Spanish banks and a Greek exit from the EMU. Despite further monetary easing by the Bank of Japan, the yen continued to rise and pressured Japanese equities. The gloomy mood prevailed into June, as Spain’s banking system required a bailout, and Moody’s Investors Service downgraded 15 international banks. On the last day of June, international equity markets rallied on the announcement of some coordinated action by European leaders following summit talks.

International equities overall made rather steady gains from July through October 2012, despite mixed economic news from many regions. The Purchasing Manager’s Index (“PMI”) for the Eurozone indicated a fourteenth consecutive month of contraction in October. Also, the IMF further reduced its Eurozone and U.K. economic growth forecasts to 0.2% and 1.1%, respectively, down from 0.7% and 1.4% estimated in July. Moody’s Investors Service put virtually all remaining AAA-rated European countries on watch, and Spanish bond yields hit 7.75% over the summer but had avoided a downgrade to junk status as of October. On the positive side, international equity markets generally cheered ECB president Mario Draghi’s stated commitment to the euro as well as the ECB’s Outright Monetary Transactions program,

MARKET REVIEW

which enabled the ECB to buy unlimited amounts of short-term government bonds. The ECB also cut its main lending rate to a record low 0.75%.

As for Japan, the nation reported during the third quarter disappointing GDP growth of 0.3% for the second quarter of 2012. In addition, Japan’s trade deficit for July grew to 517 billion yen, largely due to reduced demand from Europe for Japanese exports and to Japan’s need to import more fuel as nuclear power plants were closed. Further unsettling the Japanese equity market late in the Reporting Period was an escalating territory dispute with China and domestic political uncertainty. In response to such conditions, the Bank of Japan expanded its asset purchase program to ease monetary conditions for two consecutive months for the first time in almost a decade.

For the Reporting Period overall, the MSCI EAFE Index (unhedged and net of dividend withholding taxes) (“MSCI EAFE Index”) returned 4.60%* during the Reporting Period. Fifteen of the 22 countries in the MSCI EAFE Index were up for the Reporting Period, with Belgium (+27.72%) and Denmark (+27.28%) recording the largest gains. The U.K. (+8.79%) was the largest contributor on the basis of impact, which takes both weightings and total returns into account.

Five of the 10 sectors in the MSCI EAFE Index recorded positive results for the Reporting Period, with health care (+15.53%) and consumer staples (+12.93%) gaining the most. The financials sector (+11.54%) was the largest contributor to MSCI EAFE Index returns on the basis of impact.

In the international small cap arena, the MSCI EAFE Small Cap Index (unhedged and net of dividend withholding taxes) (“MSCI EAFE Small Cap Index”) advanced 5.89%* during the Reporting Period. Fifteen of the 22 countries in the MSCI EAFE Small Cap Index were up for the Reporting Period, with New Zealand (+24.36%) and Singapore (+23.04%) posting the largest gains. The U.K. (+21.07%) was the largest contributor on the basis of impact, which takes both weightings and total returns into account.

Nine of the 10 sectors in the MSCI EAFE Small Cap Index recorded positive results for the Reporting Period, with the telecommunication services (+33.29%) and health care (+16.22%) sectors gaining the most. The financials (+8.11%) sector was the largest contributor to MSCI EAFE Small Cap Index returns on the basis of impact.

Looking Ahead

We continue to believe that less expensive stocks are likely to outpace more expensive stocks. In addition, we expect stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking companies about which fundamental research analysts are becoming more positive as well as profitable companies with sustainable earnings and a track record of using their capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

*	All index returns are expressed in U.S. dollar terms.

PORTFOLIO RESULTS

Structured Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Emerging Markets Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 5.26%, 4.49%, 5.68% and 5.48%, respectively. These returns compare to the 2.62% average annual total return of the Fund’s benchmark, the MSCI Emerging Markets Index (net, unhedged) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio.

During the Reporting Period, our country/currency selection strategy contributed positively to the Fund’s relative returns. Our stock selection strategy, which uses stock selection models based on five investment themes, also added to relative performance. We use these five investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	During the Reporting Period, our bottom-up stock selection strategy and all five of its investment themes enhanced the Fund’s relative results. Momentum was the Fund’s best-performing theme. Momentum predicts drift in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Sentiment, Valuation, Profitability and Quality also added to relative returns. Our Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries, while Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether a company is earning more than its cost of capital. The Quality theme evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our security selection added to the Fund’s relative returns.

PORTFOLIO RESULTS

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	Our stock picks in the information technology, energy and industrials sectors added to relative returns during the Reporting Period. The Fund benefited from overweighted positions in Asustek Computer, a Taiwan-based maker of computers and computer components; Grupo Aeroportuario del Sueste, an airport operator in Mexico; and Samsung Electronics, a South Korea-based electronics manufacturer. We chose to overweight Asustek Computer because of our positive views on Momentum and Profitability. Our positive views on Valuation and Momentum led us to an overweight in Grupo Aeroportuario del Sueste, while the Fund was overweight Samsung Electronics based on our positive views on Momentum and Sentiment.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	Investments in financials, utilities and telecommunication services detracted from relative performance during the Reporting Period. The Fund was hampered by overweighted positions in Kia Motors, a South Korean carmaker; Cia Energetica de Minas Gerais, a Brazilian power company; and Petroleo Brasileiro, a Brazilian oil and gas company. We adopted the overweight in Kia Motors because of our positive views on Momentum and Quality. The Fund was overweight Cia Energetica de Minas Gerais as a result of our positive views on Sentiment and Valuation. We chose to overweight Petroleo Brasileiro based on our positive views of Valuation and Profitability.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency strategy boosted the Fund’s relative performance during the Reporting Period. The Fund benefited from overweighted positions compared to the Index in Turkey and Mexico. An underweight in Brazil added value. The Fund was hindered by its overweighted positions in Russia and Poland. An underweight in South Africa also detracted from relative performance.

We made our picks using our proprietary models, which are based on six investment themes specific to our country/ currency strategy — Valuation, Momentum, Risk Premium, Fund Flows, Macro and Visibility. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. The Momentum theme favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for various types of risk, while Fund Flows evaluates the strength of capital market inflows. Macro assesses a market’s macroeconomic environment and growth prospects. Finally, Visibility evaluates which markets are drawing the attention of technical traders.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives or similar instruments during the Reporting Period.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	We increased the Fund’s weightings relative to the Index in Turkey, Taiwan and Russia and decreased its weightings compared to the Index in Indonesia, Mexico and China.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the information technology, energy, consumer discretionary and industrials sectors relative to the Index. It was underweight the utilities, telecommunication services, financials and materials sectors. Compared to the Index, the Fund was relatively neutral in the health care and consumer staples sectors at the end of the Reporting Period.

In terms of countries, the Fund was overweight Russia, Turkey, India, Taiwan, Brazil, Poland and Mexico relative to the Index at the end of the Reporting Period. It was underweight South Africa, China, Indonesia, Chile, Colombia, Malaysia, Peru, Korea the Philippines, Hungary and Egypt. At the end of the Reporting Period, the Fund was relatively neutral compared to the Index in Thailand, the Czech Republic and Morocco.

FUND BASICS

Structured Emerging Markets Equity Fund

as of October 31, 2012

PERFORMANCE REVIEW
November 1, 2011–October 31, 2012	Fund Total Return (based on NAV)[1]	MSCI EMF Index[2]
Class A	5.26%	2.62%
Class C	4.49	2.62
Institutional	5.68	2.62
Class IR	5.48	2.62

[1]

The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The MSCI Emerging Markets Index (net, unhedged) (the “MSCI EMF Index”) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 30, 2011, the MSCI EMF Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/12	One Year	Since Inception	Inception Date
Class A	12.48%	-3.61%	10/5/07
Class C	17.05	-3.16	10/5/07
Institutional	19.49	-2.12	10/5/07
Class IR	19.29	5.95	8/31/10

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.45%	1.71%
Class C	2.20	2.46
Institutional	1.05	1.31
Class IR	1.20	1.46

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/12[5]
Holding	% of Net Assets	Line of Business	Country
Samsung Electronics Co. Ltd.	4.0%	Semiconductors & Semiconductor Equipment	South Korea
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	2.6	Semiconductors & Semiconductor Equipment	Taiwan
Banco Bradesco SA ADR	2.3	Banks	Brazil
Companhia de Bebidas das Americas Preference Shares ADR	2.3	Food, Beverage & Tobacco	Brazil
Itau Unibanco Holding SA Preference Shares ADR	2.2	Banks	Brazil
Tencent Holdings Ltd.	2.2	Software & Services	China
OAO Lukoil ADR	2.2	Energy	Russia
Sberbank of Russia	1.9	Banks	Russia
China Petroleum & Chemical Corp. Class H	1.9	Energy	China
Hyundai Motor Co.	1.8	Automobiles & Components	South Korea

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 0.9% of the Fund’s net assets at October 31, 2012. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Performance Summary

October 31, 2012

The following graph shows the value, as of October 31, 2012, of a $10,000 investment made on October 5, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI Emerging Markets (Net) Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured Emerging Markets Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from October 5, 2007 through October 31, 2012.

Average Annual Total Return through October 31, 2012	One Year	Five Years	Since Inception
Class A (Commenced October 5, 2007)
Excluding sales charges	5.26%	-4.41%	-2.47%
Including sales charges	-0.51%	-5.48%	-3.55%

Class C (Commenced October 5, 2007)
Excluding contingent deferred sales charges	4.49%	-5.01%	-3.08%
Including contingent deferred sales charges	3.49%	-5.01%	-3.08%

Institutional Shares (Commenced October 5, 2007)	5.68%	-4.01%	-2.06%

Class IR (Commenced August 31, 2010)	5.48%	n/a	5.77%

PORTFOLIO RESULTS

Structured International Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 4.94%, 4.13%, 4.10%, 5.47%, 4.77%, 5.16% and 4.69%, respectively. These returns compare to the 4.60% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (unhedged and net of dividend withholding taxes) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	We use two distinct strategies — a bottom-up stock selection strategy and a top-down country/currency selection strategy — to manage the Fund. These strategies are uncorrelated, that is, they tend to perform independently of each other over time, which enables us to greater diversify the portfolio. Our country/currency selection strategy added to the Fund’s relative results during the Reporting Period. Our bottom-up stock selection strategy, which uses stock selection based on six investment themes, also contributed positively to relative performance. Though the Fund generated positive absolute returns during the Reporting Period, in certain share classes, it underperformed the Index after fees and expenses. In addition, some of the Fund’s industry’s exposures hampered relative results.

Q	Which investment themes helped and which hurt within the Team’s stock selection strategy?

A	Our bottom-up stock selection strategy and its six investment themes enhanced relative performance during the Reporting Period. We use these six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

Our Momentum theme, which seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies, contributed most positively to returns. Sentiment, Profitability, Management and Quality also added value, though to a lesser extent. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries, while Profitability assesses whether a company is earning more than its cost of capital. The Management theme assesses the characteristics, policies and strategic decisions of company management. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Our Valuation theme detracted from the Fund’s relative results. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns. That said, and despite the positive results from our investment themes, the contribution of the Fund’s industry exposures dragged down relative performance during the Reporting Period. The Fund’s industry weightings were no larger or smaller than normal, however it was hurt by its underweighted positions relative to the Index in European Monetary Union (“EMU”) diversified banks and EMU automobiles and components, which posted gains during the Reporting Period. Similarly, the Fund’s underweight in U.K. commercial banks, an industry segment that outperformed the Index during the Reporting Period, hampered results.

PORTFOLIO RESULTS

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our security selection contributed positively to the Fund’s relative returns.

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	Security selection in the financials, industrials and energy sectors contributed positively to the Fund’s relative returns during the Reporting Period. The Fund benefited from overweighted positions in Deutsche Post, a German courier company, and Swedish Match, a maker of tobacco products. An underweight in oil and gas company Royal Dutch Shell was also advantageous. We assumed the overweight to Deutsche Post because of our positive views on Momentum and Valuation, while the Fund was overweight in Swedish Match as a result of our positive views on Quality and Management. Our negative views on Momentum led us to underweight Royal Dutch Shell.

Q	Which Fund positions detracted most from results during the Reporting Period?

A	Stock picks in the telecommunication services, utilities and consumer staples sectors detracted from relative performance during the Reporting Period. The Fund was hindered by overweighted positions in Vivendi, a French mass media and telecommunications company, and in Hermes International, a French luxury goods manufacturer. An underweight in Vodafone Group, a British telecommunications company, was also a drag on returns. We adopted the overweight in Vivendi as a result of our positive views on Valuation and Quality. We chose to overweight Hermes International because of our positive views on Profitability and Momentum. The Fund was underweight Vodafone Group as a result of our negative views on Momentum and Profitability.

Q	What impact did the Team’s country/currency selection strategy have on the Fund’s relative performance during the Reporting Period?

A	Our country/currency selection strategy contributed positively to relative returns during the Reporting Period. The Fund’s underweighted positions in Spain and France enhanced relative performance. An overweighted position in the U.K. added value. Detracting from relative results were the Fund’s underweighted positions in Australia and Denmark and its overweighted position in Japan.

We made our picks using our proprietary models, which are based on five investment factors specific to our country/ currency strategy — Valuation, Momentum, Risk Premium, Fund Flows and Macro. Valuation favors equity and currency markets that appear cheap relative to accounting measures of value and purchasing power. The Momentum factor favors countries and currencies that have had strong recent outperformance. Risk Premium evaluates whether a country is overcompensating investors for various types of risk, while Fund Flows evaluates the strength of capital market inflows. Finally, Macro assesses a market’s macroeconomic environment and growth prospects.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	During the Reporting Period, we increased the Fund’s weightings relative to the Index in Sweden, Switzerland and the Netherlands. We decreased its weightings compared to the Index in Japan, Italy and Austria.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight consumer staples, energy and health care sectors relative to the Index. The Fund was underweight the information technology, financials, telecommunication services, consumer discretionary, industrials and utilities sectors. It was relatively neutral in the materials sector compared to the Index at the end of the Reporting Period.

In terms of countries, the Fund was overweight relative to the Index in the U.K., Germany, France, Hong Kong, Sweden, Singapore, Belgium and Norway at the end of the Reporting Period. It was underweight Australia, Japan, Spain, Italy, Switzerland, Denmark, Finland and Ireland. Compared to the Index, the Fund was relatively neutral in Austria, Israel, Portugal, Greece, New Zealand and the Netherlands at the end of the Reporting Period.

FUND BASICS

Structured International Equity Fund

as of October 31, 2012

PERFORMANCE REVIEW
November 1, 2011–October 31, 2012	Fund Total Return (based on NAV)[1]	MSCI EAFE (Net) Index[2]
Class A	4.94%	4.60%
Class B	4.13	4.60
Class C	4.10	4.60
Institutional	5.47	4.60
Service	4.77	4.60
Class IR	5.16	4.60
Class R	4.69	4.60

[1]

The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The unmanaged MSCI Europe, Australasia, Far East (EAFE) (Net) Index (unhedged, with dividends reinvested) (the “Index”) is a market capitalization-weighted composite of securities in 22 developed markets (as of May 30, 2011). The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	8.06%	-8.00%	6.46%	1.94%	8/15/97
Class B	8.27	-8.06	6.46	2.05	8/15/97
Class C	12.40	-7.66	6.32	1.69	8/15/97
Institutional	14.78	-6.58	7.55	2.86	8/15/97
Service	14.23	-7.05	7.01	2.35	8/15/97
Class IR	14.50	N/A	N/A	-6.78	11/30/07
Class R	14.03	N/A	N/A	-7.19	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.25%	1.31%
Class B	2.00	2.06
Class C	2.00	2.06
Institutional	0.85	0.91
Service	1.35	1.41
Class IR	1.00	1.06
Class R	1.50	1.56

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/12[5]
Holding	% of Net Assets	Line of Business	Country
BASF SE	2.4%	Materials	Germany
Swiss Re AG	2.2	Insurance	Switzerland
GlaxoSmithKline PLC ADR	2.2	Pharmaceuticals, Biotechnology & Life Sciences	United Kingdom
Bayer AG (Registered)	2.1	Pharmaceuticals, Biotechnology & Life Sciences	Germany
Svenska Cellulosa AB	2.1	Household & Personal Products	Sweden
Class B
Total SA	1.8	Energy	France
HSBC Holdings PLC	1.7	Banks	United Kingdom
Vodafone Group PLC ADR	1.6	Telecommunication Services	United Kingdom
Sanofi	1.5	Pharmaceuticals, Biotechnology & Life Sciences	France
Barclays PLC	1.5	Banks	United Kingdom

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 0.4% of the Fund’s net assets at October 31, 2012. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Performance Summary

October 31, 2012

The following graph shows the value, as of October 31, 2012, of a $10,000 investment made on November 1, 2002 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE (Net) Index (unhedged, with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured International Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2002 through October 31, 2012.

Average Annual Total Return through October 31, 2012	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 15, 1997)
Excluding sales charges	4.94%	-7.61%	6.59%	2.34%
Including sales charges	-0.76%	-8.64%	5.99%	1.96%

Class B (Commenced August 15, 1997)
Excluding contingent deferred sales charges	4.13%	-8.30%	5.98%	2.06%
Including contingent deferred sales charges	-1.06%	-8.67%	5.98%	2.06%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	4.10%	-8.28%	5.84%	1.71%
Including contingent deferred sales charges	3.07%	-8.28%	5.84%	1.71%

Institutional Shares (Commenced August 15, 1997)	5.47%	-7.21%	7.06%	2.88%

Service Shares (Commenced August 15, 1997)	4.77%	-7.68%	6.53%	2.37%

Class IR (Commenced November 30, 2007)	5.16%	n/a	n/a	-6.56%

Class R (Commenced November 30, 2007)	4.69%	n/a	n/a	-6.98%

PORTFOLIO RESULTS

Structured International Small Cap Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured International Small Cap Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 7.32%, 6.56%, 7.80% and 7.54%, respectively. These returns compare to the 5.89% average annual total return of the Fund’s benchmark, the MSCI EAFE Small Cap Index (unhedged and net of dividend withholding taxes) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting those stocks chosen by the model. Over time and by design, the performance of any one of our model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of our theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

All six of our investment themes contributed positively to the Fund’s relative performance during the Reporting Period. Momentum was our best-performing theme. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Sentiment, Profitability and Quality also boosted relative returns. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries, while Profitability assesses whether a company is earning more than its cost of capital. Our Quality theme evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Management and Valuation also added value, though to a lesser extent. Management assesses the characteristics, policies and strategic decisions of company management. Our Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Q	How did the Fund’s sector and industry allocations affect relative results?

A	In constructing the portfolio, we focus on picking stocks rather than on making sector or industry bets. Consequently, the Fund is similar to the Index in terms of its sector and industry allocations and its style. Changes in its sector or industry weights generally do not have a meaningful impact on relative returns.

Q	Did stock selection help or hurt Fund performance during the Reporting Period?

A	We seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. At the same time, we strive to maintain a risk profile similar to the Index. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark. During the Reporting Period, our security selection added to the Fund’s relative returns.

Q	Which stock positions contributed most to the Fund’s relative returns during the Reporting Period?

A	Our stock picks in the financials, consumer discretionary and information technology sectors enhanced relative performance during the Reporting Period. The Fund benefited from overweighted positions in Debenhams, a U.K. retailer; Kvaerner, a Norway-based engineering and construction services company; and TGS Nopec Geophysical, a Norwegian geosciences data, software and service provider. We chose to overweight Debenhams and TGS Nopec Geophysical because of our positive views on Momentum and Profitability. The overweight in Kvaerner was the result of our positive views on Management and Valuation.

PORTFOLIO RESULTS

Q	Which Fund positions detracted most from results during the Reporting Period?

A	Investments in the consumer staples, health care and utilities sectors detracted from the Fund’s relative returns during the Reporting Period. The Fund was hampered by its overweighted positions in NRW Holdings, an Australian provider of civil contracting services for mining and resources companies; Oriflame Cosmetics, a Swedish cosmetics firm; and Nexans, a French maker of cables and cabling systems. We adopted the overweight in NRW Holdings because of our positive views on Momentum and Quality. The Fund was overweight Oriflame Cosmetics and Nexans as a result of our positive views on Quality and Valuation.

Q	What impact did country selection have on the Fund’s relative performance during the Reporting Period?

A	To construct the portfolio, we focus on security selection rather than on making country bets. As a result, the Fund is similar to the Index in terms of its country allocation; changes in its country weightings are generally the result of our stock picking. That said, the Fund benefited during the Reporting Period from an underweight relative to the Index in Japanese stocks, as well as overweighted positions in Italian and Norwegian stocks. The Fund was hindered by its underweighted positions compared to the Index in Greek and Belgian stocks and its overweighted position in French stocks. Security selection in all six countries added to returns.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What changes did you make to the Fund’s country weightings during the Reporting Period?

A	The largest shifts we made during the Reporting Period were to increase the Fund’s weightings compared to the Index in Sweden, Italy and Denmark and to decrease the Fund’s relative weightings in Switzerland, Greece and Ireland.

Q	What were the Fund’s sector and country weightings at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the health care, financials, energy and consumer discretionary sectors relative to the Index. The Fund was underweight the materials, information technology, utilities, consumer staples and industrials sectors. Compared to the Index, the Fund was relatively neutral in the telecommunication services sector at the end of the Reporting Period.

In terms of countries, the Fund was overweight Sweden, Italy, Denmark, Austria, Australia and Finland relative to the Index. It was underweight Switzerland, Ireland, Greece, France, the Netherlands, Germany, Spain, Belgium and New Zealand. At the end of the Reporting Period, the Fund was relatively neutral compared to the Index in Singapore, Israel, Norway, Japan, Hong Kong, Portugal and the U.K.

FUND BASICS

Structured International Small Cap Fund

as of October 31, 2012

PERFORMANCE REVIEW
November 1, 2011–October 31, 2012	Fund Total Return (based on NAV)[1]	MSCI EAFE Small Cap Index[2]
Class A	7.32%	5.89%
Class C	6.56	5.89
Institutional	7.80	5.89
Class IR	7.54	5.89

[1]

The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charge.

[2]

The MSCI EAFE Small Cap (Net) Index (unhedged and net of dividend withholding taxes) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. MSCI selects the most liquid securities across developed markets relative to their market capitalization, and targets for index inclusion 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the Index. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/12	One Year	Five Years	Since Inception	Inception Date
Class A	7.37%	-2.65%	-2.65%	9/28/07
Class C	11.72	-2.24	-2.24	9/28/07
Institutional	14.09	-1.15	-1.15	9/28/07
Class IR	13.95	N/A	11.08	8/31/10

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.30%	1.47%
Class C	2.05	2.22
Institutional	0.90	1.07
Class IR	1.05	1.22

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/12[5]
Holding	% of Net Assets	Line of Business	Country
Debenhams PLC	1.5%	Retailing	United Kingdom
TGS Nopec Geophysical Co. ASA	1.3	Energy	Norway
Symrise AG	1.1	Materials	Germany
EnQuest PLC	1.1	Energy	United Kingdom
Oriflame Cosmetics SA	0.9	Household & Personal Products	Luxembourg
Greene King PLC	0.9	Consumer Services	United Kingdom
Freenet AG	0.9	Telecommunication Services	Germany
Danieli & C. Officine Meccaniche SpA RSP	0.9	Capital Goods	Italy
Lancashire Holdings Ltd.	0.9	Insurance	United Kingdom
KYORIN Holdings, Inc.	0.8	Pharmaceuticals, Biotechnology & Life Sciences	Japan

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 2.0% of the Fund’s net assets at October 31, 2012. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Performance Summary

October 31, 2012

The following graph shows the value, as of October 31, 2012, of a $10,000 investment made on September 28, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Small Cap (Net) Index (net of dividend withholding taxes), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investments election and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Structured International Small Cap Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 28, 2007 through October 31, 2012.

Average Annual Total Return through October 31, 2012	One Year	Five Years	Since Inception
Class A (Commenced September 28, 2007)
Excluding sales charges	7.32%	-2.24%	-1.33%
Including sales charges	1.44%	-3.34%	-2.42%

Class C (Commenced September 28, 2007)
Excluding contingent deferred sales charges	6.56%	-2.92%	-2.01%
Including contingent deferred sales charges	5.55%	-2.92%	-2.01%

Institutional Shares (Commenced September 28, 2007)	7.80%	-1.84%	-0.92%

Class IR (Commenced August 31, 2010)	7.54%	N/A	11.12%

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Schedule of Investments

October 31, 2012

Shares	Description	Value

Common Stocks – 94.0%
Brazil – 10.7%
22,200	Aliansce Shopping Centers SA (Real Estate)	$252,490
769,700	Banco Bradesco SA ADR (Banks)	12,053,502
54,600	Banco do Brasil SA (Banks)	582,547
74,600	CCR SA (Transportation)	655,994
12,000	Companhia Brasileira de Distribuicao Grupo Pao de Acucar Preference Shares ADR (Food & Staples Retailing)(a)	560,880
295,400	Companhia de Bebidas das Americas Preference Shares ADR (Food, Beverage & Tobacco)	12,049,366
21,500	Cosan SA Industria e Comercio (Energy)	412,311
764,100	Gerdau SA ADR (Materials)	6,716,439
43,600	Grendene SA (Consumer Durables & Apparel)	329,514
40,800	Grupo BTG Pactual (Diversified Financials)	642,820
776,900	Itau Unibanco Holding SA Preference Shares ADR (Banks)	11,327,202
65,600	Kroton Educacional SA (Consumer Services)*	1,311,322
8,900	M. Dias Branco SA (Food, Beverage & Tobacco)	298,850
189,300	Marfrig Alimentos SA (Food, Beverage & Tobacco)*	978,632
63,000	Minerva SA (Food, Beverage & Tobacco)	341,203
19,800	Natura Cosmeticos SA (Household & Personal Products)	527,889
106,700	Ultrapar Participacoes SA (Energy)	2,237,966
209,000	Vale SA ADR (Materials)	3,828,880

		55,107,807

Chile – 0.3%
43,687	CAP SA (Materials)	1,504,689

China – 11.2%
1,450,000	Agile Property Holdings Ltd. (Real Estate)	1,636,426
5,027,000	Bank of China Ltd. Class H (Banks)	2,059,473
1,355,000	Bank of Communications Co. Ltd. Class H (Banks)	964,333
10,561,000	China Citic Bank Corp. Ltd. Class H (Banks)	5,366,039
5,010,000	China Communications Construction Co. Ltd. Class H (Capital Goods)	4,676,292
11,587,000	China Construction Bank Corp. Class H (Banks)	8,686,381
1,997,000	China Merchants Bank Co. Ltd. Class H (Banks)	3,710,479
1,049,500	China Minsheng Banking Corp. Ltd. Class H (Banks)(a)	950,499
9,342,000	China Petroleum & Chemical Corp. Class H (Energy)	9,845,320

Common Stocks – (continued)
China – (continued)
1,810,000	CNOOC Ltd. (Energy)	$3,724,938
170,000	ENN Energy Holdings Ltd. (Utilities)	705,971
1,831,000	Evergrande Real Estate Group Ltd. (Real Estate)(a)	794,125
540,000	Great Wall Motor Co. Ltd. Class H (Automobiles & Components)	1,473,391
642,400	Guangzhou R&F Properties Co. Ltd. Class H (Real Estate)(a)	785,158
684,000	Huaneng Power International, Inc. Class H (Utilities)	546,462
278,000	Jiangxi Copper Co. Ltd. Class H (Materials)	714,278
321,500	Tencent Holdings Ltd. (Software & Services)	11,308,592

		57,948,157

Czech Republic – 0.4%
57,093	CEZ AS (Utilities)	2,104,963

Egypt – 0.1%
260,304	Telecom Egypt Co. (Telecommunication Services)	591,513

Hong Kong – 4.0%
234,000	China Everbright Ltd. (Diversified Financials)	338,658
139,500	China Mobile Ltd. (Telecommunication Services)	1,547,299
1,518,000	China Overseas Land & Investment Ltd. (Real Estate)	3,952,642
284,000	China Resources Power Holdings Co. Ltd. (Utilities)	607,261
1,038,000	Citic Pacific Ltd. (Capital Goods)	1,318,233
1,554,000	Guangdong Investment Ltd. (Utilities)	1,268,529
3,382,000	Kunlun Energy Co. Ltd. (Energy)	6,260,379
477,000	KWG Property Holding Ltd. (Real Estate)	282,453
897,000	Shimao Property Holdings Ltd. (Real Estate)	1,701,357
424,000	Sino Biopharmaceutical (Pharmaceuticals, Biotechnology & Life Sciences)	168,728
11,380,000	Yuexiu Property Co. Ltd. (Real Estate)	3,111,535

		20,557,074

India – 8.9%
13,951	ACC Ltd. (Materials)	356,409
204,670	Ambuja Cements Ltd. (Materials)	768,090
19,303	Asian Paints Ltd. (Materials)	1,386,717
58,196	Bajaj Holdings and Investment Ltd. (Diversified Financials)	938,408
1,122,246	Cairn India Ltd. (Energy)*	7,002,035
35,451	Glenmark Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	282,215

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

October 31, 2012

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
503,990	Hexaware Technologies Ltd. (Software & Services)	$1,045,301
112,784	Hindustan Unilever Ltd. (Household & Personal Products)	1,143,613
63,397	Hindustan Zinc Ltd. (Materials)	157,231
68,652	ICICI Bank Ltd. (Banks)	1,336,054
111,705	India Cements Ltd. (Materials)	197,658
314,946	Indiabulls Financial Services Ltd. (Diversified Financials)	1,453,287
634,185	Indian Bank (Banks)	1,975,007
26,892	Ipca Laboratories Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	229,503
307,487	ITC Ltd. (Food, Beverage & Tobacco)	1,611,783
1,317,041	Oil & Natural Gas Corp. Ltd. (Energy)	6,559,309
657,750	Power Finance Corp. Ltd. (Diversified Financials)	2,256,184
288,325	Rural Electrification Corp. Ltd. (Diversified Financials)	1,148,628
419,831	Satyam Computer Services Ltd. (Software & Services)*	850,921
3,179	Shree Cement Ltd. (Materials)	249,563
297,915	Sterlite Industries India Ltd. (Materials)	548,831
28,903	Strides Arcolab Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	479,123
43,910	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	565,587
146,771	Tata Consultancy Services Ltd. (Software & Services)	3,582,811
1,534,210	Tata Motors Ltd. (Automobiles & Components)	7,296,992
22,040	Ultratech Cement Ltd. (Materials)	815,877
59,990	Wockhardt Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	1,669,854

		45,906,991

Indonesia – 1.1%
2,064,000	PT Bank Negara Indonesia (Persero) Tbk (Banks)	823,564
1,310,500	PT Bank Rakyat Indonesia (Persero) Tbk (Banks)	1,004,247
1,200,500	PT Indocement Tunggal Prakarsa Tbk (Materials)	2,664,643
314,500	PT Indofood CBP Sukses Makmur Tbk (Food, Beverage & Tobacco)	233,401
2,183,500	PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Food, Beverage & Tobacco)	526,131
80,500	PT Unilever Indonesia Tbk (Household & Personal Products)	217,723

		5,469,709

Common Stocks – (continued)
Luxembourg – 0.1%
62,741	Brait SE (Diversified Financials)*	$246,572

Malaysia – 2.7%
981,400	AMMB Holdings Berhad (Diversified Financials)	2,052,009
94,300	DiGi.Com Berhad (Telecommunication Services)	164,074
110,300	Genting Berhad (Consumer Services)	319,620
2,920,900	Genting Malaysia Berhad (Consumer Services)	3,436,756
728,000	Kulim Malaysia Berhad (Food, Beverage & Tobacco)	1,195,308
219,700	Petronas Chemicals Group Berhad (Materials)	467,958
262,900	Sime Darby Berhad (Capital Goods)	843,328
2,481,500	Telekom Malaysia Berhad (Telecommunication Services)	4,865,044
407,800	Top Glove Corp. Berhad (Health Care Equipment & Services)	715,225

		14,059,322

Mexico – 5.2%
315,055	America Movil SAB de CV Series L ADR (Telecommunication Services)	7,967,741
17,150	Desarrolladora Homex SAB de CV ADR (Consumer Durables & Apparel)*(a)	227,238
23,630	Fomento Economico Mexicano SAB de CV ADR (Food, Beverage & Tobacco)	2,141,114
135,600	Gruma SAB de CV Series B (Food, Beverage & Tobacco)*	395,699
36,160	Grupo Aeroportuario del Pacifico SAB de CV ADR (Transportation)	1,721,939
44,250	Grupo Aeroportuario del Sureste SAB de CV ADR (Transportation)	4,273,223
129,900	Grupo Carso SAB de CV Series A-1 (Capital Goods)	470,136
37,000	Grupo Financiero Banorte SAB de CV Class O (Banks)	205,571
2,167,000	Grupo Mexico SAB de CV Series B (Materials)	6,944,197
146,800	Grupo Modelo SAB de CV Series C (Food, Beverage & Tobacco)	1,293,777
29,880	Grupo Televisa SAB ADR (Media)	675,288
535,100	Inmuebles Carso SAB de CV Series B-1 (Diversified Financials)*	416,425

		26,732,348

Philippines – 0.5%
433,380	Metropolitan Bank & Trust (Banks)	999,307
10,620	Philippine Long Distance Telephone Co. ADR (Telecommunication Services)	674,689
429,840	Universal Robina Corp. (Food, Beverage & Tobacco)	749,608

		2,423,604

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Poland – 2.1%
17,315	Eurocash SA (Food & Staples Retailing)	$212,455
177,934	KGHM Polska Miedz SA (Materials)	8,966,976
28,564	PGE SA (Utilities)	154,988
874,817	Synthos SA (Materials)	1,458,800

		10,793,219

Russia – 9.9%
15,393,700	Federal Hydrogenerating Co. (Utilities)	378,173
758,499	OAO Gazprom ADR (Energy)	6,966,809
138,961	OAO Gazprom Neft ADR (Energy)(a)	3,439,570
185,258	OAO Lukoil ADR (Energy)	11,242,997
213,197	OAO Tatneft ADR (Energy)	8,290,191
536,292	OJSC MMC Norilsk Nickel ADR (Materials)(a)	8,243,133
81,700	OJSC Mobile Telesystems ADR (Telecommunication Services)	1,400,338
84,430	OJSC Surgutneftegas ADR (Energy)	738,837
3,419,780	Sberbank of Russia (Banks)	10,011,051

		50,711,099

South Africa – 3.9%
473,228	AVI Ltd. (Food, Beverage & Tobacco)	3,120,403
90,758	Growthpoint Properties Ltd. (Real Estate)	247,132
277,461	Imperial Holdings Ltd. (Retailing)	6,306,368
11,378	Kumba Iron Ore Ltd. (Materials)	711,632
91,906	Liberty Holdings Ltd. (Insurance)	1,065,689
270,061	Pick’n Pay Holdings Ltd. (Food & Staples Retailing)	578,392
1,908,897	Redefine Properties Ltd. (Real Estate)	1,981,405
32,640	Resilient Property Income Fund Ltd. (Real Estate)	171,695
640,877	Super Group Ltd. (Retailing)*	1,143,783
359,294	Vodacom Group Ltd. (Telecommunication Services)	4,526,143

		19,852,642

South Korea – 13.9%
2,653	AmorePacific Group (Household & Personal Products)	1,143,570
43,550	Bukwang Pharmaceutical Co. Ltd (Pharmaceuticals, Biotechnology & Life Sciences)	664,884
45,757	Daelim Industrial Co. Ltd. (Capital Goods)	3,180,079
32,680	Daou Technology, Inc. (Software & Services)	464,031
24,068	Doosan Heavy Industries & Construction Co. Ltd. (Capital Goods)	1,029,625
2,573	E-Mart Co. Ltd. (Food & Staples Retailing)	557,703

Common Stocks – (continued)
South Korea – (continued)
231,080	Hana Financial Group, Inc. (Banks)	$6,722,372
7,754	Hanmi Pharm Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	786,126
8,690	Hanwha Corp. (Materials)	247,885
36,990	Hanwha Life Insurance Co. Ltd. (Insurance)	260,709
8,990	Hyundai Marine & Fire Insurance Co. Ltd. (Insurance)	290,138
45,392	Hyundai Motor Co. (Automobiles & Components)	9,328,906
1,957	Hyundai Wia Corp. (Automobiles & Components)	315,586
3,665	KCC Corp. (Capital Goods)	1,027,860
11,725	KEPCO Engineering & Construction Co., Inc. (Capital Goods)	689,736
126,529	Kia Motors Corp. (Automobiles & Components)	7,014,732
2,798	Korea Zinc Co. Ltd. (Materials)	1,146,182
15,401	KT&G Corp. (Food, Beverage & Tobacco)	1,171,954
29,350	LG Display Co. Ltd. (Technology Hardware & Equipment)*	871,034
2,920	LG Household & Health Care Ltd. (Household & Personal Products)	1,714,898
526	Lotte Samkang Co. Ltd (Food, Beverage & Tobacco)	352,326
6,081	Medy-Tox Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	457,388
186	Namyang Dairy Products Co. Ltd. (Food, Beverage & Tobacco)	161,168
2,302	Orion Corp. (Food, Beverage & Tobacco)	2,161,890
17,168	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	20,602,245
29,048	Samsung Life Insurance Co. Ltd. (Insurance)	2,501,685
16,714	Samyang Holdings Corp. (Food, Beverage & Tobacco)	1,095,766
2,715	Sindoh Co. Ltd. (Technology Hardware & Equipment)	164,789
32,500	SK Holdings Co. Ltd. (Capital Goods)	4,523,581
5,123	SK Innovation Co. Ltd. (Energy)	753,012
54,500	Woori Finance Holdings Co. Ltd. (Banks)	514,489

		71,916,349

Taiwan – 11.8%
1,090,000	AmTRAN Technology Co. Ltd. (Technology Hardware & Equipment)	920,701
339,000	Asia Cement Corp. (Materials)	422,191
711,880	Asustek Computer, Inc. (Technology Hardware & Equipment)	7,616,003

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)

October 31, 2012

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
772,000	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)	$1,306,715
93,000	Chong Hong Construction Co. (Real Estate)	212,651
1,032,000	E.Sun Financial Holding Co. Ltd. (Banks)	516,443
3,499,000	Far EasTone Telecommunications Co. Ltd. (Telecommunication Services)	8,076,924
211,000	Grape King Industrial Co. (Household & Personal Products)	486,755
1,446,000	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	4,384,326
313,000	Kindom Construction Co. (Real Estate)	200,883
380,000	Lite-On Technology Corp. (Technology Hardware & Equipment)	483,443
2,808,505	Mega Financial Holding Co. Ltd. (Banks)	2,040,079
326,950	Merida Industry Co. Ltd. (Consumer Durables & Apparel)	1,252,310
110,000	Phison Electronics Corp. (Semiconductors & Semiconductor Equipment)	843,908
5,428,000	Pou Chen Corp. (Consumer Durables & Apparel)	5,487,348
549,000	Quanta Computer, Inc. (Technology Hardware & Equipment)	1,252,971
265,000	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	1,100,650
1,561,000	Ruentex Development Co. Ltd. (Real Estate)	2,614,374
3,868,000	Shin Kong Financial Holding Co. Ltd. (Insurance)*	1,000,617
505,000	Siliconware Precision Industries Co. (Semiconductors & Semiconductor Equipment)	490,724
1,175,000	Systex Corp. (Software & Services)*	1,240,289
217,000	Taiwan Mobile Co. Ltd. (Telecommunication Services)	757,027
857,000	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	13,626,300
1,010,000	Teco Electric and Machinery Co. Ltd. (Capital Goods)	685,758
1,448,190	Uni-President Enterprises Corp. (Food, Beverage & Tobacco)	2,556,651
3,344,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	1,239,937

		60,815,978

Common Stocks – (continued)
Thailand – 2.1%
215,500	Advanced Info Service PCL (Registered) (Telecommunication Services)	$1,384,452
1,196,100	Airports of Thailand PCL (Transportation)	3,193,393
622,800	Bangchak Petroleum PCL (Energy)	531,333
812,100	Bangkok Bank PCL (Banks)	4,773,271
187,800	Kiatnakin Bank PCL (Banks)	272,181
22,700	PTT PCL (Energy)	234,695
310,000	Supalai PCL (Real Estate)	193,397
657,400	Thaicom PCL (Telecommunication Services)*	469,534

		11,052,256

Turkey – 5.1%
113,291	Aselsan Elektronik Sanayi Ve Ticaret AS (Capital Goods)	428,707
233,823	Dogus Otomotiv Servis ve Ticaret AS (Retailing)	869,584
19,449	Ford Otomotiv Sanayi AS (Automobiles & Components)	199,500
5,497	Koza Altin Isletmeleri AS (Materials)	119,773
741,024	Koza Anadolu Metal Madencilik Isletmeleri AS (Materials)*	1,881,421
429,322	Migros Ticaret AS (Food & Staples Retailing)*	4,561,417
2,770,629	Turk Hava Yollari (Transportation)*	6,417,646
109,531	Turk Telekomunikasyon AS (Telecommunication Services)	428,134
302,992	Turkiye Halk Bankasi AS (Banks)	2,673,155
81,302	Turkiye Is Bankasi Class C (Banks)	276,833
486,280	Turkiye Sinai Kalkinma Bankasi AS (Banks)	559,059
3,022,189	Turkiye Vakiflar Bankasi T.A.O Class D (Banks)	7,118,787
197,100	Ulker Biskuvi Sanayi AS (Food, Beverage & Tobacco)	895,059

		26,429,075

TOTAL COMMON STOCKS
(Cost $446,691,430)		$484,223,367

Preferred Stock – 3.3%
Brazil – 2.8%
312,200	Companhia Energetica de Minas Gerais Preference Shares (Utilities)	$3,735,240
247,500	Itausa – Investimentos Itau SA Preference Shares (Banks)	1,084,538
223,400	Klabin SA Preference Shares (Materials)	1,312,209
379,900	Petroleo Brasileiro SA Preference Shares (Energy)	3,890,559
240,200	Vale SA Preference Shares (Materials)	4,298,895

		14,321,441

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Preferred Stock – (continued)
Russia – 0.1%
939,784	OJSC Surgutneftegas Preference Shares (Energy)	$581,543
74,500	Sberbank of Russia Preference Shares (Banks)	156,925

		738,468

South Korea – 0.4%
4,144	Hyundai Motor Co. Preference Shares (Automobiles & Components)	271,036
2,339	Samsung Electronics Co. Ltd. Preference Shares (Semiconductors & Semiconductor Equipment)	1,697,970

		1,969,006

TOTAL PREFERRED STOCKS
(Cost $18,157,638)		$17,028,915

Exchange Traded Fund – 1.6%
Other – 1.6%
191,445	Vanguard MSCI Emerging Markets	$7,943,053
(Cost $7,488,823)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $472,337,891)		$509,195,335

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(b)(c) – 0.9%
Goldman Sachs Financial Square Money Market Fund – FST Shares
4,880,850	0.156%	$4,880,850
(Cost $4,880,850)

TOTAL INVESTMENTS – 99.8%
(Cost $477,218,741)		$514,076,185

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		1,210,115

NET ASSETS – 100.0%		$515,286,300

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2012.
(c)	Represents an affiliated issuer.

Investment Abbreviation:
ADR	—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments

October 31, 2012

Shares	Description	Value

Common Stocks – 97.2%
Australia – 3.9%
48,721	Amcor Ltd. (Materials)	$399,137
69,569	Australia & New Zealand Banking Group Ltd. (Banks)	1,835,318
800,285	AWE Ltd. (Energy)	1,102,515
92,887	BHP Billiton Ltd. (Materials)	3,288,706
113,443	Cabcharge Australia Ltd. (Commercial & Professional Services)	696,006
57,198	Caltex Australia Ltd. (Energy)	1,010,674
37,710	CFS Retail Property Trust Group (REIT)	76,407
48,701	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	679,466
81,346	Commonwealth Bank of Australia (Banks)	4,871,451
307,503	Commonwealth Property Office Fund (REIT)	344,267
238,894	Dexus Property Group (REIT)	243,823
58,663	Fortescue Metals Group Ltd. (Materials)	247,184
90,545	GUD Holdings Ltd. (Consumer Durables & Apparel)	788,135
304,701	Insurance Australia Group Ltd. (Insurance)	1,448,932
35,521	National Australia Bank Ltd. (Banks)	949,290
14,617	Newcrest Mining Ltd. (Materials)	403,136
77,715	NIB Holdings Ltd. (Insurance)	146,151
43,198	Northern Star Resources Ltd. (Materials)	57,589
93,878	NRW Holdings Ltd. (Capital Goods)	199,119
70,425	Nufarm Ltd. (Materials)	419,839
23,459	Oil Search Ltd. (Energy)	180,771
28,822	Origin Energy Ltd. (Energy)	339,267
91,564	Ramsay Health Care Ltd. (Health Care Equipment & Services)	2,258,067
27,175	Regis Resources Ltd. (Materials)*	151,521
5,207	Rio Tinto Ltd. (Materials)	306,982
43,494	St. Barbara Ltd. (Materials)*	85,907
52,772	Suncorp Group Ltd. (Insurance)	514,028
15,594	Telstra Corp. Ltd. (Telecommunication Services)	67,015
95,070	Troy Resources Ltd. (Materials)	437,049
52,462	Wesfarmers Ltd. (Food & Staples Retailing)	1,891,221
526,804	Westfield Retail Trust (REIT)	1,691,606
165,479	Westpac Banking Corp. (Banks)	4,374,923
1,776	Woolworths Ltd. (Food & Staples Retailing)	54,171

		31,559,673

Austria – 0.4%
35,019	Oesterreichische Post AG (Transportation)	1,348,987
53,879	Raiffeisen Bank International AG (Banks)(a)	2,158,165

		3,507,152

Common Stocks – (continued)
Belgium – 1.5%
38,448	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)	$3,215,451
3,949	Financiere de Tubize SA (Diversified Financials)	175,865
26,478	Galapagos NV (Pharmaceuticals, Biotechnology & Life Sciences)*	538,472
17,767	Groupe Bruxelles Lambert SA (Diversified Financials)	1,313,507
140,369	Umicore SA (Materials)	7,213,336

		12,456,631

Bermuda – 0.5%
385,357	Catlin Group Ltd. (Insurance)	2,936,757
157,811	Hiscox Ltd. (Insurance)	1,224,700

		4,161,457

China – 0.3%
2,050,000	Evergrande Real Estate Group Ltd. (Real Estate)(a)	889,107
7,909,000	Semiconductor Manufacturing International Corp. (Semiconductors & Semiconductor Equipment)*	309,107
1,708,000	SOHO China Ltd. (Real Estate)	1,155,707

		2,353,921

Denmark – 0.6%
29,888	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	4,791,510
4,688	Royal UNIBREW A/S (Food, Beverage & Tobacco)	373,170

		5,164,680

Finland – 0.4%
98,672	Metso OYJ (Capital Goods)	3,470,146

France – 10.9%
164,415	Accor SA (Consumer Services)	5,137,582
22,642	AXA SA (Insurance)	360,885
8,233	BNP Paribas SA (Banks)	415,314
17,825	Christian Dior SA (Consumer Durables & Apparel)	2,560,894
9,488	Compagnie de St-Gobain (Capital Goods)	334,218
36,701	Compagnie Generale des Etablissements Michelin Class B (Automobiles & Components)	3,163,808
179,056	Danone SA (Food, Beverage & Tobacco)	11,013,260
43,354	Electricite de France SA (Utilities)	917,423
4,807	Euler Hermes SA (Insurance)	331,713
33,134	Fonciere Des Regions (REIT)	2,666,886
80,836	GDF Suez (Utilities)	1,855,377
2,620	Gecina SA (REIT)	290,633
21,091	Hermes International (Consumer Durables & Apparel)	5,757,668

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
253,023	Legrand SA (Capital Goods)	$9,761,360
16,612	Pernod-Ricard SA (Food, Beverage & Tobacco)	1,789,061
64,924	Remy Cointreau SA (Food, Beverage & Tobacco)	6,733,782
20,202	Rexel SA (Capital Goods)	365,900
143,080	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	12,566,355
78,174	Schneider Electric SA (Capital Goods)	4,894,836
297,034	Total SA (Energy)	14,961,671
71,813	Vinci SA (Capital Goods)	3,183,189

		89,061,815

Germany – 11.2%
68,024	Aareal Bank AG (Banks)*	1,462,736
7,374	Allianz SE (Registered) (Insurance)	916,038
50,998	Axel Springer AG (Media)	2,188,311
233,573	BASF SE (Materials)	19,374,981
194,083	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	16,922,701
27,638	Beiersdorf AG (Household & Personal Products)	2,010,659
37,426	Continental AG (Automobiles & Components)	3,766,930
79,622	Daimler AG (Registered) (Automobiles & Components)	3,729,882
127,454	Deutsche Bank AG (Registered) (Diversified Financials)	5,805,671
553,209	Deutsche Post AG (Registered) (Transportation)	10,967,916
190,490	Deutsche Telekom AG (Registered) (Telecommunication Services)	2,173,206
24,612	E.ON AG (Utilities)	560,295
37,935	Hannover Rueckversicherung AG (Registered) (Insurance)	2,672,646
23,162	HeidelbergCement AG (Materials)	1,230,873
9,158	Henkel AG & Co. KGaA (Household & Personal Products)	592,971
21,177	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	2,708,622
11,025	Metro AG (Food & Staples Retailing)	317,834
8,822	Rheinmetall AG (Capital Goods)	421,644
168,503	RWE AG (Utilities)	7,711,493
89,487	SAP AG (Software & Services)	6,525,665

		92,061,074

Hong Kong – 4.3%
1,467,000	AIA Group Ltd. (Insurance)	5,785,066
463,500	BOC Hong Kong Holdings Ltd. (Banks)	1,421,117
878,000	Champion REIT (REIT)	411,759
19,000	Cheung Kong Holdings Ltd. (Real Estate)	280,052
677,500	CLP Holdings Ltd. (Utilities)	5,772,557

Common Stocks – (continued)
Hong Kong – (continued)
29,200	Dah Sing Financial Holdings Ltd. (Banks)	$111,840
342,000	Emperor International Holdings (Real Estate)	81,770
312,000	First Pacific Co. Ltd. (Diversified Financials)	346,876
88,700	Hang Seng Bank Ltd. (Banks)	1,359,475
434,000	Hutchison Whampoa Ltd. (Capital Goods)	4,251,670
3,500	Jardine Strategic Holdings Ltd. (Capital Goods)	127,048
1,201,936	K Wah International Holdings Ltd. (Real Estate)	543,890
1,768,800	MGM China Holdings Ltd. (Consumer Services)	3,178,142
320,000	Newocean Energy Holdings Ltd. (Energy)	122,867
218,000	Nine Dragons Paper Holdings Ltd. (Materials)	152,489
631,500	Shimao Property Holdings Ltd. (Real Estate)	1,197,778
452,000	SJM Holdings Ltd. (Consumer Services)	979,591
43,168	Sun Hung Kai Properties Ltd. (Real Estate)	596,752
295,000	Swire Pacific Ltd. Class A (Real Estate)	3,489,210
157,358	The Link REIT (REIT)	781,968
54,000	Wharf Holdings Ltd. (Real Estate)	368,188
904,000	Wheelock & Co. Ltd. (Real Estate)	3,943,181

		35,303,286

Ireland – 0.2%
389,493	Beazley PLC (Insurance)	1,103,167
77,539	James Hardie Industries PLC CDI (Materials)	741,712

		1,844,879

Israel – 0.6%
97,739	Bank Hapoalim B.M. (Banks)*	384,514
29,855	Bezeq Israeli Telecommunication Corp. Ltd. (Telecommunication Services)	36,372
593	Delek Group Ltd. (Capital Goods)	112,762
49,184	Israel Chemicals Ltd. (Materials)	615,322
3,180	Mellanox Technologies Ltd. (Semiconductors & Semiconductor Equipment)*	239,986
53,930	Mizrahi Tefahot Bank Ltd. (Banks)*	489,711
305	NICE Systems Ltd. ADR (Software & Services)*	10,157
73,728	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	2,980,086

		4,868,910

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2012

Shares	Description	Value

Common Stocks – (continued)
Italy – 0.9%
56,802	Banca Generali SpA (Diversified Financials)	$834,185
29,573	Banca Popolare di Sondrio Scarl (Banks)	169,381
271,699	Eni SpA (Energy)	6,252,045

		7,255,611

Japan – 16.1%
85,500	Aisin Seiki Co. Ltd. (Automobiles & Components)	2,496,969
125,000	Amada Co. Ltd. (Capital Goods)	634,712
10,300	Aoyama Trading Co. Ltd. (Retailing)	203,552
28,400	Asahi Group Holdings Ltd. (Food, Beverage & Tobacco)	648,178
7,000	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	348,163
217,100	Brother Industries Ltd. (Technology Hardware & Equipment)	2,047,482
22,500	Canon, Inc. (Technology Hardware & Equipment)	731,243
46,800	Century Tokyo Leasing Corp. (Diversified Financials)	929,198
73,100	Chubu Electric Power Co., Inc. (Utilities)	753,239
17,800	Cocokara fine, Inc. (Food & Staples Retailing)	599,457
11,800	CREATE SD HOLDINGS Co. Ltd. (Food & Staples Retailing)	314,131
52,000	Dai Nippon Printing Co. Ltd. (Commercial & Professional Services)	368,475
60,000	Daicel Corp. (Materials)	360,233
249,000	Daihatsu Motor Co. Ltd. (Automobiles & Components)	4,357,824
420,400	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	6,434,664
8,200	Daikin Industries Ltd. (Capital Goods)	226,994
40,000	Denki Kagaku Kogyo KK (Materials)	123,509
11,600	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	516,103
74,000	Fujitsu Ltd. (Technology Hardware & Equipment)	284,704
36,000	Fukuoka Financial Group, Inc. (Banks)	140,781
5,900	Hitachi High-Technologies Corp. (Technology Hardware & Equipment)	129,303
221,000	Hitachi Ltd. (Technology Hardware & Equipment)	1,172,002
45,500	Hokuriku Electric Power Co. (Utilities)	451,887
12,300	Honda Motor Co. Ltd. (Automobiles & Components)	369,778
13,200	Ibiden Co. Ltd. (Technology Hardware & Equipment)	166,461
1,065	Inpex Corp. (Energy)	6,067,163
248,000	Ishihara Sangyo Kaisha Ltd. (Materials)*	192,633

Common Stocks – (continued)
Japan – (continued)
24,000	Isuzu Motors Ltd. (Automobiles & Components)	$126,950
186,600	IT Holdings Corp. (Software & Services)	2,325,608
2,200	Itochu Techno-Solutions Corp. (Software & Services)	113,819
382	Japan Prime Realty Investment Corp. (REIT)	1,151,276
208,600	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	5,768,262
1,770	Jupiter Telecommunications Co. Ltd. (Media)	2,405,675
71,000	Kajima Corp. (Capital Goods)	196,633
126,000	Kawasaki Heavy Industries Ltd. (Capital Goods)	259,197
13,800	KDDI Corp. (Telecommunication Services)	1,071,988
19,000	Keisei Electric Railway Co. Ltd. (Transportation)	174,187
142,000	Kinki Nippon Tourist Co. Ltd. (Consumer Services)*	170,709
29,000	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	364,041
866,000	Kobe Steel Ltd. (Materials)	760,224
16,000	Koito Manufacturing Co. Ltd. (Automobiles & Components)	198,743
1,900	Lawson, Inc. (Food & Staples Retailing)	139,631
31,900	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	768,212
212,200	Mitsubishi Corp. (Capital Goods)	3,788,395
1,312,700	Mitsubishi UFJ Financial Group, Inc. (Banks)	5,938,613
32,200	Namco Bandai Holdings, Inc. (Consumer Durables & Apparel)	505,960
36,100	NET One Systems Co. Ltd. (Software & Services)	401,817
32,900	Nidec Corp. (Capital Goods)	2,341,309
1,310,000	Nippon Express Co. Ltd. (Transportation)	4,793,921
30,000	Nippon Paint Co. Ltd. (Materials)	240,091
23,000	Nippon Shokubai Co. Ltd. (Materials)	225,583
96,000	Nippon Soda Co. Ltd. (Materials)	417,295
990	Nippon Steel & Sumitomo Metal Corp. (Materials)	2,185
24,900	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	1,138,630
1,350	Nitori Holdings Co. Ltd. (Retailing)	110,245
13,000	NKSJ Holdings, Inc. (Insurance)	236,984
150,200	Nomura Holdings, Inc. (Diversified Financials)	542,951
98,200	Nomura Real Estate Holdings, Inc. (Real Estate)	1,762,669
53	Nomura Real Estate Office Fund, Inc. (REIT)	333,427

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
820	NTT DoCoMo, Inc. (Telecommunication Services)	$1,188,202
8,600	Omron Corp. (Technology Hardware & Equipment)	171,452
1,390,000	Osaka Gas Co. Ltd. (Utilities)	5,728,923
101,300	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,122,833
35,100	Park24 Co. Ltd. (Commercial & Professional Services)	603,084
12,800	Pola Orbis Holdings, Inc. (Household & Personal Products)	402,969
62,100	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,005,599
178,400	Round One Corp. (Consumer Services)	902,605
23,000	SBI Holdings, Inc. (Diversified Financials)	161,068
45,000	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	369,569
28,600	Seven Bank Ltd. (Banks)	81,768
15,600	Shikoku Electric Power Co., Inc. (Utilities)	166,786
13,500	Shimamura Co. Ltd. (Retailing)	1,407,151
50,000	Shinmaywa Industries Ltd. (Capital Goods)	271,310
282,400	Shiseido Co. Ltd. (Household & Personal Products)	3,573,854
69,900	Softbank Corp. (Telecommunication Services)	2,207,602
565,100	Sumitomo Corp. (Capital Goods)	7,703,893
400,800	Sumitomo Electric Industries Ltd. (Capital Goods)	4,311,685
578,000	Sumitomo Heavy Industries Ltd. (Capital Goods)	2,072,233
113,000	Sumitomo Metal Mining Co. Ltd. (Materials)	1,488,191
194,600	Sumitomo Mitsui Financial Group, Inc. (Banks)	5,946,393
777,000	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	2,358,041
63,400	Suzuki Motor Corp. (Automobiles & Components)	1,437,838
9,200	T&D Holdings, Inc. (Insurance)	100,531
27,100	TDK Corp. (Technology Hardware & Equipment)	1,019,067
2,300	Terumo Corp. (Health Care Equipment & Services)	99,063
119,000	The Chiba Bank Ltd. (Banks)	695,099
58,000	The Eighteenth Bank Ltd. (Banks)	152,070
25,000	The Joyo Bank Ltd. (Banks)	120,988
54,400	The Kansai Electric Power Co., Inc. (Utilities)	418,415
20,000	Toho Gas Co. Ltd. (Utilities)	121,218
41,000	Tokai Rika Co. Ltd. (Automobiles & Components)	514,556

Common Stocks – (continued)
Japan – (continued)
14,600	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	$657,443
288,000	Tokyu Land Corp. (Real Estate)	1,616,810
52,000	Toshiba Corp. (Technology Hardware & Equipment)	193,216
508,000	Tosoh Corp. (Materials)	994,471
5,000	Toyo Suisan Kaisha Ltd. (Food, Beverage & Tobacco)	124,598
187,000	Toyota Motor Corp. (Automobiles & Components)	7,210,189
43	Wacom Co. Ltd. (Technology Hardware & Equipment)	124,901
12,200	West Japan Railway Co. (Transportation)	532,624
4,300	Yakult Honsha Co. Ltd. (Food, Beverage & Tobacco)	200,324

		132,422,700

Luxembourg – 0.7%
120,907	ArcelorMittal (Materials)	1,787,551
13,275	Oriflame Cosmetics SA (Household & Personal Products)	366,848
124,353	SES SA SDR (Media)	3,442,096

		5,596,495

Netherlands – 2.9%
15,861	ASML Holding NV (Semiconductors & Semiconductor Equipment)	871,915
34,732	BinckBank NV (Diversified Financials)	278,428
9,128	European Aeronautic Defence and Space Co. NV (Capital Goods)	324,865
64,531	Heineken Holding NV (Food, Beverage & Tobacco)	3,278,675
361,422	ING Groep NV CVA (Diversified Financials)*	3,215,982
389,687	Koninklijke Philips Electronics NV (Capital Goods)	9,760,125
133,154	Royal Dutch Shell PLC Class A (Energy)	4,565,707
38,964	Royal Dutch Shell PLC Class B (Energy)	1,378,252
12,715	Unilever NV CVA (Food, Beverage & Tobacco)	467,335

		24,141,284

Norway – 1.5%
167,129	DNB ASA (Banks)	2,089,382
158,616	Statoil ASA (Energy)	3,906,547
1,494,000	STX OSV Holdings Ltd. (Capital Goods)	1,865,412
32,788	Telenor ASA (Telecommunication Services)	644,878
31,125	TGS Nopec Geophysical Co. ASA (Energy)	1,057,538

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2012

Shares	Description	Value

Common Stocks – (continued)

Norway – (continued)

61,124	Yara International ASA (Materials)	$2,880,707

		12,444,464

Portugal – 0.1%
420,195	EDP – Energias de Portugal SA (Utilities)	1,142,144

Singapore – 2.2%
178,000	Ascott Residence Trust (REIT)	185,802
206,000	CapitaCommercial Trust (REIT)	264,309
93,000	ComfortDelGro Corp. Ltd. (Transportation)	128,606
462,120	DBS Group Holdings Ltd. (Banks)	5,248,033
103,000	Fortune Real Estate Investment Trust (REIT)	82,362
703,000	Golden Agri-Resources Ltd. (Food, Beverage & Tobacco)	359,048
40,000	Ho Bee Investment Ltd. (Real Estate)	48,229
26,000	Hong Leong Asia Ltd. (Capital Goods)	35,870
542,000	Hutchison Port Holdings Trust Class U (Transportation)	420,817
36,523	Jardine Cycle & Carriage Ltd. (Retailing)	1,469,494
143,000	Keppel Corp. Ltd. (Capital Goods)	1,244,168
81,000	Mapletree Logistics Trust (REIT)	73,516
25,000	Oversea-Chinese Banking Corp. Ltd. (Banks)	185,809
220,000	SembCorp Industries Ltd. (Capital Goods)	976,373
90,000	Singapore Airlines Ltd. (Transportation)	779,992
740,780	Singapore Telecommunications Ltd. (Telecommunication Services)	1,951,225
242,000	Suntec Real Estate Investment Trust (REIT)	317,852
82,000	United Overseas Bank Ltd. (Banks)	1,222,848
595,000	UOL Group Ltd. (Real Estate)	2,753,079
68,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	171,649
73,000	Wing Tai Holdings Ltd. (Real Estate)	103,300

		18,022,381

Spain – 0.4%
182,496	Banco Popular Espanol SA (Banks)(a)	285,384
72,274	Enagas SA (Utilities)	1,437,719
32,845	Tecnicas Reunidas SA (Energy)	1,617,882

		3,340,985

Sweden – 3.7%
24,885	Clas Ohlson AB Class B (Retailing)	318,069
21,289	Investment AB Kinnevik Class B (Diversified Financials)	407,394
71,179	Lundin Petroleum AB (Energy)*	1,707,868
31,601	Meda AB Class A (Pharmaceuticals, Biotechnology & Life Sciences)	323,753
534,946	Nordea Bank AB (Banks)	4,862,475
191,030	Skandinaviska Enskilda Banken AB Class A (Banks)	1,585,127

Common Stocks – (continued)
Sweden – (continued)
865,703	Svenska Cellulosa AB Class B (Household & Personal Products)	$16,877,924
196,657	Swedbank AB Class A (Banks)	3,652,803
86,046	TeliaSonera AB (Telecommunication Services)	565,686

		30,301,099

Switzerland – 8.4%
66,003	Actelion Ltd. (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	3,185,800
24,914	Geberit AG (Registered) (Capital Goods)*	5,145,868
1,036	Helvetia Holding AG (Registered) (Insurance)	363,787
82,243	Julius Baer Group Ltd. (Diversified Financials)*	2,853,981
142,197	Nestle SA (Registered) (Food, Beverage & Tobacco)	9,027,836
104,213	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	6,284,104
7,776	Pargesa Holding SA (Diversified Financials)	523,587
52,944	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	10,198,349
260,726	Swiss Re AG (Insurance)*	18,041,551
22,342	Syngenta AG (Registered) (Materials)	8,710,912
27,363	UBS AG (Registered) (Diversified Financials)*	410,543
174,901	Xstrata PLC (Materials)	2,770,674
5,855	Zurich Insurance Group AG (Insurance)*	1,443,373

		68,960,365

United Kingdom – 25.5%
612,844	Aberdeen Asset Management PLC (Diversified Financials)	3,214,290
259,019	AMEC PLC (Energy)	4,444,184
303,067	Amlin PLC (Insurance)	1,826,958
36,410	Anglo American PLC (Materials)	1,121,947
108,269	Ashtead Group PLC (Capital Goods)	654,083
112,387	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	5,211,923
3,342,201	Barclays PLC (Banks)	12,358,575
669,114	Barratt Developments PLC (Consumer Durables & Apparel)*	2,051,166
49,897	Bellway PLC (Consumer Durables & Apparel)	815,631
67,211	Berendsen PLC (Commercial & Professional Services)	611,161
429,669	BG Group PLC (Energy)	7,977,618
301,121	BHP Billiton PLC (Materials)	9,651,306
16,159	BP PLC (Energy)	115,401
97,589	BP PLC ADR (Energy)	4,185,592

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
218,322	British American Tobacco PLC (Food, Beverage & Tobacco)	$10,828,686
101,530	British Land Co. PLC (REIT)	867,237
2,246,381	Centamin PLC (Materials)*	2,313,718
91,566	Cobham PLC (Capital Goods)	318,338
65,490	Cookson Group PLC (Capital Goods)	618,673
50,562	Croda International PLC (Materials)	1,800,223
50,763	Daily Mail & General Trust PLC Class A (Media)	391,580
1,795,678	Debenhams PLC (Retailing)	3,476,441
281,053	Devro PLC (Food, Beverage & Tobacco)	1,489,787
406,052	Diageo PLC (Food, Beverage & Tobacco)	11,608,430
28,907	Dunelm Group PLC (Retailing)	313,217
220,897	easyJet PLC (Transportation)	2,232,373
401,507	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	18,027,664
48,934	Greene King PLC (Consumer Services)	469,493
167,195	Hammerson PLC (REIT)	1,274,971
140,110	Highland Gold Mining Ltd. (Materials)	236,505
450,354	Home Retail Group PLC (Retailing)(a)	831,433
1,419,767	HSBC Holdings PLC (Banks)	13,997,896
113,601	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	4,296,325
57,890	InterContinental Hotels Group PLC (Consumer Services)	1,432,302
467,324	Ladbrokes PLC (Consumer Services)	1,353,558
76,815	Lancashire Holdings Ltd. (Insurance)	1,071,180
46,534	Micro Focus International PLC (Software & Services)*	37,547
42,304	Micro Focus International PLC (Software & Services)	392,388
204,300	National Grid PLC (Utilities)	2,329,952
130,958	Pennon Group PLC (Utilities)	1,516,987
414,776	Petrofac Ltd. (Energy)	10,768,455
561,942	QinetiQ Group PLC (Capital Goods)	1,789,767
4,982	Randgold Resources Ltd. (Materials)	595,536
143,212	Rio Tinto PLC (Materials)	7,154,361
60,170	Rolls-Royce Holdings PLC (Capital Goods)*	831,513
4,572,920	Rolls-Royce Holdings PLC Preference Shares (Capital Goods)*	7,380
19,739	Rotork PLC (Capital Goods)	727,213
243,661	SABMiller PLC (Food, Beverage & Tobacco)	10,457,460
95,726	Segro PLC (REIT)	367,039
204,662	Standard Chartered PLC (Banks)	4,845,692
159,645	Standard Life PLC (Insurance)	753,815
792,932	Taylor Wimpey PLC (Consumer Durables & Apparel)	783,707
121,894	Tetragon Financial Group Ltd. (Diversified Financials)	1,097,046

Common Stocks – (continued)
United Kingdom – (continued)
492,910	TUI Travel PLC (Consumer Services)	$1,999,881
329,613	Tullow Oil PLC (Energy)	7,488,407
198,034	Unilever PLC (Food, Beverage & Tobacco)	7,387,300
256,413	Vodafone Group PLC (Telecommunication Services)	696,324
482,855	Vodafone Group PLC ADR (Telecommunication Services)(b)	13,143,313
29,170	WH Smith PLC (Retailing)	292,721
20,291	WS Atkins PLC (Commercial & Professional Services)	233,990

		209,187,659

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $762,752,730)		$798,628,811

Preferred Stocks – 1.0%
Germany – 1.0%
93,688	Henkel AG & Co. KGaA Preference Shares (Household & Personal Products)	$7,491,070
7,741	RWE AG Preference Shares (Utilities)	320,783

TOTAL PREFERRED STOCKS
(Cost $5,960,019)		$7,811,853

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 0.4%
Goldman Sachs Financial Square Money Market Fund – FST Shares
3,010,747	0.156%	$3,010,747
(Cost $3,010,747)

TOTAL INVESTMENTS – 98.6%
(Cost $771,723,496)		$809,451,411

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		11,901,586

NET ASSETS – 100.0%		$821,352,997

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)

October 31, 2012

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2012.
(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CDI	—CHESS Depositary Interest
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust
SDR	—Swedish Depositary Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	232	December 2012	$7,529,698	$144,279
FTSE 100 Index	38	December 2012	3,534,629	31,584
Hang Seng Index	2	November 2012	279,663	(1,542)
SPI 200 Index	12	December 2012	1,402,613	42,275
TSE TOPIX Index	36	December 2012	3,341,601	59,235
TOTAL				$275,831

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments

October 31, 2012

Shares	Description	Value

Common Stocks – 96.2%
Australia – 9.3%
517,624	Ardent Leisure Group (REIT)	$759,135
147,946	Arrium Ltd. (Materials)	120,166
16,896	Aurora Oil & Gas Ltd. (Energy)*	68,380
18,775	Ausenco Ltd. (Capital Goods)	61,437
67,860	Australian Infrastructure Fund (Transportation)	209,280
1,040,126	AWE Ltd. (Energy)	1,432,933
643,974	Beach Energy Ltd. (Energy)	919,740
328,053	Cabcharge Australia Ltd. (Commercial & Professional Services)	2,012,702
498,757	Commonwealth Property Office Fund (REIT)	558,387
84,410	Envestra Ltd. (Utilities)	79,221
48,095	Evolution Mining Ltd. (Materials)*	99,954
10,173	Fleetwood Corp. Ltd. (Automobiles & Components)	108,682
238,276	FlexiGroup Ltd. (Diversified Financials)	979,521
37,780	Forge Group Ltd. (Capital Goods)	156,099
18,353	GrainCorp Ltd. Class A (Food, Beverage & Tobacco)	233,067
123,172	GUD Holdings Ltd. (Consumer Durables & Apparel)	1,072,132
110,119	iiNET Ltd. (Telecommunication Services)	475,213
152,684	Imdex Ltd. (Materials)	211,688
168,966	Integra Mining Ltd. (Materials)*	95,204
476,791	Investa Office Fund (REIT)	1,469,782
16,948	Invocare Ltd. (Consumer Services)	154,864
49,284	JB Hi-Fi Ltd. (Retailing)(a)	523,904
20,659	Karoon Gas Australia Ltd. (Energy)*	119,210
77,347	Kingsrose Mining Ltd. (Materials)	78,546
128,616	Macmahon Holdings Ltd. (Capital Goods)	42,542
30,976	Mineral Deposits Ltd. (Materials)*	156,858
13,183	Monadelphous Group Ltd. (Capital Goods)	288,242
366,001	Northern Star Resources Ltd. (Materials)	487,927
422,385	NRW Holdings Ltd. (Capital Goods)	895,895
23,409	Nufarm Ltd. (Materials)	139,553
18,421	Perseus Mining Ltd. (Materials)*	49,443
244,742	Primary Health Care Ltd. (Health Care Equipment & Services)	987,177
181,709	Regis Resources Ltd. (Materials)*	1,013,164
39,209	Resolute Mining Ltd. (Materials)	78,262
244,701	Roc Oil Co. Ltd. (Energy)*	108,916
81,400	Sandfire Resources NL (Materials)*	710,758
1,309,653	Sigma Pharmaceuticals Ltd. (Health Care Equipment & Services)	916,263
179,465	Silver Lake Resources Ltd. (Materials)*(a)	657,757
289,727	Skilled Group Ltd. (Commercial & Professional Services)	798,790
646,101	Spark Infrastructure Group (Utilities)	1,132,975
445,327	St. Barbara Ltd. (Materials)*	879,582

Common Stocks – (continued)
Australia – (continued)
161,436	STW Communications Group Ltd. (Media)	$169,254
365,918	Treasury Wine Estates Ltd. (Food, Beverage & Tobacco)	1,874,850
265,262	Troy Resources Ltd. (Materials)	1,219,444

		24,606,899

Austria – 1.3%
32,881	Conwert Immobilien Invest SE (Real Estate)	380,895
34,273	Oesterreichische Post AG (Transportation)	1,320,250
37,199	RHI AG (Materials)	1,052,675
3,262	Rosenbauer International AG (Capital Goods)	170,807
33,384	S IMMO AG (Real Estate)	213,151
16,504	Strabag SE (Capital Goods)(a)	414,916

		3,552,694

Belgium – 1.0%
11,139	Ablynx NV (Pharmaceuticals, Biotechnology & Life Sciences)*	75,077
3,319	Ackermans & van Haaren NV (Diversified Financials)	270,229
2,040	Befimmo SCA Sicafi (REIT)	124,220
20,272	Compagnie Maritime Belge SA (Transportation)	362,603
33,171	Galapagos NV (Pharmaceuticals, Biotechnology & Life Sciences)*	674,585
7,702	Gimv NV (Diversified Financials)(a)	372,264
5,202	Kinepolis Group NV (Media)	519,043
6,053	Melexis NV (Semiconductors & Semiconductor Equipment)	95,638
13,093	Recticel SA (Materials)	86,835

		2,580,494

Bermuda – 0.5%
108,988	Catlin Group Ltd. (Insurance)	830,584
9,689	Hiscox Ltd. (Insurance)	75,192
193,938	Northern Offshore Ltd. (Energy)	350,369

		1,256,145

China – 0.2%
24,500	AAC Technologies Holdings, Inc. (Technology Hardware & Equipment)	87,232
173,000	China Minzhong Food Corp. Ltd. (Food, Beverage & Tobacco)*	114,169
193,000	China XLX Fertiliser Ltd. (Materials)	46,676
671,000	Goodbaby International Holdings Ltd. (Consumer Durables & Apparel)	222,299
205,000	Sateri Holdings Ltd. (Materials)	45,295

		515,671

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)

October 31, 2012

Shares	Description	Value

Common Stocks – (continued)
Denmark – 2.4%
10,060	Chr. Hansen Holding A/S (Materials)	$314,803
45,044	East Asiatic Co. Ltd. A/S (Food, Beverage & Tobacco)	869,867
15,090	Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*	210,114
102,379	GN Store Nord A/S (Health Care Equipment & Services)	1,604,533
2,352	Jyske Bank A/S (Registered) (Banks)*	71,597
22,531	Pandora A/S (Consumer Durables & Apparel)(a)	357,752
13,309	Royal UNIBREW A/S (Food, Beverage & Tobacco)	1,059,411
14,252	Schouw & Co. A/S (Capital Goods)	325,634
1,226	SimCorp A/S (Software & Services)	268,191
14,078	Sydbank A/S (Banks)*	257,882
5,604	Topdanmark A/S (Insurance)*	1,136,495

		6,476,279

Finland – 1.8%
7,119	Cramo OYJ (Capital Goods)	72,411
39,211	Outotec OYJ (Capital Goods)	1,915,921
16,544	Ramirent OYJ (Capital Goods)	123,812
182,586	Sponda OYJ (Real Estate)	809,889
90,537	Tieto OYJ (Software & Services)	1,737,720

		4,659,753

France – 2.8%
47,404	Assystem (Commercial & Professional Services)	879,700
9,937	Boiron SA (Pharmaceuticals, Biotechnology & Life Sciences)	318,132
25,611	Cegid Group (Software & Services)	494,284
10,004	Ciments Francais SA (Materials)	608,786
44,603	Club Mediterranee (Consumer Services)*	709,015
24,854	Etablissements Maurel et Prom (Energy)	346,417
15,171	Euler Hermes SA (Insurance)	1,046,895
5,846	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	151,020
59,708	Maurel & Prom Nigeria SA (Energy)*	150,198
4,146	Medica SA (Health Care Equipment & Services)	74,105
19,506	Mercialys SA (REIT)	409,152
17,267	Plastic Omnium SA (Automobiles & Components)	477,401
27,999	Saft Groupe SA (Capital Goods)	622,743
852	Sartorius Stedim Biotech (Health Care Equipment & Services)	77,100
6,689	SEB SA (Consumer Durables & Apparel)	435,536
12,283	Societe de la Tour Eiffel (REIT)	678,141

		7,478,625

Common Stocks – (continued)
Germany – 4.5%
48,505	Aareal Bank AG (Banks)*	$1,043,014
64,002	Borussia Dortmund GmbH & Co KGaA (Media)*	212,895
15,795	Cewe Color Holding AG (Commercial & Professional Services)	696,276
7,251	Comdirect Bank AG (Banks)	71,240
9,254	CTS Eventim AG (Media)	274,764
6,947	Deutsche Euroshop AG (Real Estate)	283,924
4,063	Draegerwerk AG & Co. KGaA (Health Care Equipment & Services)	327,720
140,056	Freenet AG (Telecommunication Services)(a)	2,315,461
21,807	Homag Group AG (Capital Goods)*	281,238
6,447	Nemetschek AG (Software & Services)	287,210
5,749	R Stahl AG (Capital Goods)	198,957
45,772	Rheinmetall AG (Capital Goods)	2,187,654
79,440	Symrise AG (Materials)	2,857,497
7,738	Takkt AG (Retailing)	99,323
2,793	Tipp24 SE (Consumer Services)*	137,566
9,299	XING AG (Software & Services)(a)	529,062

		11,803,801

Hong Kong – 2.7%
1,410,000	Bonjour Holdings Ltd. (Retailing)	181,441
456,000	Brightoil Petroleum Holdings Ltd. (Energy)	91,426
560,000	Chen Hsong Holdings (Capital Goods)	151,350
780,000	China Financial International Investments Ltd. (Diversified Financials)*	42,744
14,000	Chow Sang Sang Holdings International Ltd. (Retailing)	29,725
111,000	City Telecom HK Ltd. (Telecommunication Services)	25,456
1,140,000	CSI Properties Ltd. (Real Estate)	46,335
118,885	Dah Sing Banking Group Ltd. (Banks)	118,466
7,600	Dah Sing Financial Holdings Ltd. (Banks)	29,109
575,500	Dickson Concepts International Ltd. (Retailing)	296,485
627,000	Dorsett Hospitality International Ltd. (Consumer Services)	137,946
938,000	Emperor International Holdings (Real Estate)	224,269
610,000	Emperor Watch & Jewellery Ltd. (Retailing)	57,876
234,315	Esprit Holdings Ltd. (Retailing)	302,977
324,000	Giordano International Ltd. (Retailing)	268,569
174,000	Glorious Sun Enterprises Ltd. (Consumer Durables & Apparel)	47,984
115,932	Great Eagle Holdings Ltd. (Real Estate)	342,936
499,700	HKR International Ltd. (Real Estate)	238,979

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)
698,000	Hutchison Telecommunications Hong Kong Holdings Ltd. (Telecommunication Services)	$289,471
116,000	IT Ltd. (Retailing)	45,935
373,000	Johnson Electric Holdings Ltd. (Capital Goods)	238,988
95,886	K Wah International Holdings Ltd. (Real Estate)	43,390
196,800	Man Wah Holdings Ltd. (Consumer Durables & Apparel)	120,691
247,000	Melco International Development Ltd. (Consumer Services)	238,086
44,000	Newocean Energy Holdings Ltd. (Energy)	16,894
184,000	Norstar Founders Group Ltd. (Automobiles & Components)*	—
485,000	Pacific Textile Holdings Ltd. (Consumer Durables & Apparel)	320,504
305,000	Pearl Oriental Oil Ltd. (Diversified Financials)	26,293
1,066,000	Pico Far East Holdings Ltd. (Media)	261,115
760,000	Prosperity REIT (REIT)	217,205
244,000	Regal Hotels International Holdings Ltd. (Consumer Services)	107,121
68,175	Silver base Group Holdings Ltd. (Retailing)	28,913
1,332,000	Singamas Container Holdings Ltd. (Capital Goods)	334,967
57,567	SmarTone Telecommunications Holdings Ltd. (Telecommunication Services)	115,995
109,138	SOCAM Development Ltd. (Capital Goods)	113,074
405,000	Sunlight Real Estate Investment Trust (REIT)	165,363
397,500	Techtronic Industries Co. (Consumer Durables & Apparel)	753,467
10,000	Television Broadcasts Ltd. (Media)	74,392
310,000	Texwinca Holdings Ltd. (Consumer Durables & Apparel)	246,073
50,000	The United Laboratories International Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	26,604
100,000	Tian An China Investments Co. Ltd. (Real Estate)	57,935
170,000	Truly International Holdings (Technology Hardware & Equipment)	25,784
882,000	VST Holdings Ltd. (Technology Hardware & Equipment)	154,219
42,300	VTech Holdings Ltd. (Technology Hardware & Equipment)	501,081

		7,157,633

Ireland – 0.4%
88,518	Beazley PLC (Insurance)	250,711
6,453	FBD Holdings PLC (Insurance)	80,713

Common Stocks – (continued)
Ireland – (continued)
41,746	Grafton Group PLC (Capital Goods)	$182,456
1,065	Paddy Power PLC (Consumer Services)	78,570
367,051	Total Produce PLC (Food & Staples Retailing)	230,740
73,182	United Drug PLC (Health Care Equipment & Services)	267,007

		1,090,197

Israel – 1.0%
14,949	Africa-Israel Investments Ltd. (Real Estate)*	38,045
1,743	Airport City Ltd. (Real Estate)*	7,864
44,711	Alony Hetz Properties & Investments Ltd. (REIT)	223,992
3,097	AL-ROV (Israel) Ltd. (Real Estate)*	69,583
43,403	Amot Investments Ltd. (Real Estate)	101,179
776	Babylon Ltd. (Software & Services)	6,405
254	Bayside Land Corp. (Real Estate)	47,639
6,073	Clal Biotechnology Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	18,766
16,372	Clal Industries Ltd. (Capital Goods)	57,825
2,646	Clal Insurance Enterprises Holdings Ltd. (Insurance)	35,964
1,840	Delek Automotive Systems Ltd. (Retailing)	11,515
610	Elbit Systems Ltd. (Capital Goods)	21,476
2,225	F.I.B.I. Holdings Ltd. (Banks)*	33,385
1,899	First International Bank Of Israel Ltd. (Banks)*	22,555
15,317	Frutarom Industries Ltd. (Materials)	164,937
15,584	Gazit-Globe Ltd. (Real Estate)	172,719
6,633	Gilat Satellite Networks Ltd. (Technology Hardware & Equipment)*	29,563
624	Harel Insurance Investments & Financial Services Ltd. (Insurance)	23,512
6,799	Hot Telecommunication System Ltd. (Media)	67,518
144,256	Israel Discount Bank Ltd. Class A (Banks)*	203,495
1,133	Ituran Location and Control Ltd. (Technology Hardware & Equipment)	14,112
3,425	J.O.E.L Jerusalem Oil Exploration (Real Estate)*	57,608
5,770	Jerusalem Economy Ltd. (Real Estate)*	28,269
5,716	Koor Industries Ltd. (Capital Goods)*	75,695
9,692	Matrix IT Ltd. (Software & Services)	42,265
2,507	Melisron Ltd. (Real Estate)	41,995
1,590	Naphtha Israel Petroleum Corp. Ltd. (Energy)*	6,099
4,433	Nitsba Holdings 1995 Ltd. (Real Estate)*	35,072
184,635	Oil Refineries Ltd. (Energy)*	88,903
42,629	Ormat Industries Ltd. (Capital Goods)	226,432

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)

October 31, 2012

Shares	Description	Value

Common Stocks – (continued)
Israel – (continued)
6,138	Osem Investments Ltd. (Food, Beverage & Tobacco)	$92,691
20,800	Partner Communications Co. Ltd. (Telecommunication Services)	119,708
449	Paz Oil Co. Ltd. (Energy)	59,168
6,122	Rami Levi Chain Stores Hashikma Marketing 2006 Ltd. (Food & Staples Retailing)	182,503
5,610	Retalix Ltd. (Software & Services)*	110,708
10,068	Shikun & Binui Ltd. (Capital Goods)	16,800
14,386	Shufersal Ltd. (Food & Staples Retailing)	38,862
1,576	The Israel Land Development Co. Ltd. (Media)	5,996
15,646	Union Bank of Israel Ltd. (Banks)*	51,335

		2,652,158

Italy – 5.3%
121,672	Ansaldo STS SpA (Transportation)	990,170
103,862	Autostrada Torino-Milano SpA (Transportation)(a)	1,041,256
756,243	Banca Carige SpA (Banks)(a)	700,117
47,806	Banca Generali SpA (Diversified Financials)	702,071
118,484	Banca Popolare dell’Emilia Romagna Scrl (Banks)	706,052
325,746	Banca Popolare di Sondrio Scarl (Banks)	1,865,728
26,026	Buzzi Unicem SpA (Materials)	309,701
84,378	Cairo Communication SpA (Media)	264,448
51,144	Credito Emiliano SpA (Banks)	247,017
43,757	Danieli & C. Officine Meccaniche SpA (Capital Goods)	1,253,421
146,811	Danieli & C. Officine Meccaniche SpA RSP (Capital Goods)	2,289,386
86,101	De’Longhi SpA (Consumer Durables & Apparel)	1,147,940
3,786	Engineering Ingegneria Informatica SpA (Software & Services)	133,918
66,476	Impregilo SpA (Capital Goods)	268,443
37,930	Indesit Co. SpA (Consumer Durables & Apparel)	235,290
41,557	Lottomatica Group SpA (Consumer Services)	894,452
105,630	Societa Iniziative Autostradali e Servizi SpA (Transportation)	879,618

		13,929,028

Japan – 25.8%
954	Access Co. Ltd. (Software & Services)*	639,908
16,700	Aderans Co. Ltd. (Household & Personal Products)*	218,541
9,600	Ai Holdings Corp. (Technology Hardware & Equipment)	61,115

Common Stocks – (continued)
Japan – (continued)
46,700	Aichi Corp. (Capital Goods)	$186,232
57,000	Aichi Steel Corp. (Materials)	212,261
22,100	Aisan Industry Co. Ltd. (Automobiles & Components)	168,151
32,600	Alpen Co. Ltd. (Retailing)	598,076
40,600	Amano Corp. (Capital Goods)	333,193
4,400	AOKI Holdings, Inc. (Retailing)	97,812
39,600	Aoyama Trading Co. Ltd. (Retailing)	782,589
32,900	Arcs Co. Ltd. (Food & Staples Retailing)	694,396
29,500	Arnest One Corp. (Consumer Durables & Apparel)	437,657
18,100	ASKUL Corp. (Retailing)	271,930
401,000	Atsugi Co. Ltd. (Consumer Durables & Apparel)	457,297
7,700	Autobacs Seven Co. Ltd. (Retailing)	315,978
38,800	Avex Group Holdings, Inc. (Media)	767,349
52,750	Belluna Co. Ltd. (Retailing)	391,426
4,300	BML, Inc. (Health Care Equipment & Services)	108,391
10,600	C. Uyemura & Co. Ltd. (Materials)	349,217
120,000	Calsonic Kansei Corp. (Automobiles & Components)	485,000
30,500	Century Tokyo Leasing Corp. (Diversified Financials)	605,567
6,600	Chiyoda Co. Ltd. (Retailing)	188,796
6,600	Chiyoda Integre Co. Ltd. (Capital Goods)	68,006
31,000	Coca-Cola Central Japan Co. Ltd. (Food, Beverage & Tobacco)	381,036
11,600	Cocokara fine, Inc. (Food & Staples Retailing)	390,658
14,500	COMSYS Holdings Corp. (Capital Goods)	192,756
3,600	CREATE SD HOLDINGS Co. Ltd. (Food & Staples Retailing)	95,836
21,500	Daifuku Co. Ltd. (Capital Goods)	107,479
89,300	Daiichikosho Co. Ltd. (Media)	2,209,416
109,000	Daikyo, Inc. (Real Estate)	290,794
47,000	Daiwa Industries Ltd. (Capital Goods)	199,731
17,400	Denyo Co. Ltd. (Capital Goods)	184,414
39,000	DIC Corp. (Materials)	71,912
2,700	Disco Corp. (Semiconductors & Semiconductor Equipment)	133,240
12,200	Doutor Nichires Holdings Co. Ltd. (Consumer Services)	153,563
41,000	Dowa Holdings Co. Ltd. (Materials)	273,576
40,500	DTS Corp. (Software & Services)	559,484
23,000	Dunlop Sports Co. Ltd. (Consumer Durables & Apparel)	293,191
4,300	Dydo Drinco, Inc. (Food, Beverage & Tobacco)	183,476
48	Frontier Real Estate Investment Corp. (REIT)	424,220
32,400	Fuji Machine Manufacturing Co. Ltd. (Capital Goods)	458,964

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
116,000	Fujikura Ltd. (Capital Goods)	$322,781
70,000	Furukawa-Sky Aluminum Corp. (Materials)	164,173
24,700	Furuno Electric Co. Ltd. (Technology Hardware & Equipment)	95,942
28,000	Futaba Industrial Co. Ltd. (Automobiles & Components)*	105,254
10,700	Fuyo General Lease Co. Ltd. (Diversified Financials)	299,411
384	Geo Holdings Corp. (Retailing)	431,597
196	Global One Real Estate Investment Corp. (REIT)	1,177,887
22,400	Glory Ltd. (Capital Goods)	543,653
18,200	GMO internet Inc. (Software & Services)	127,387
14,260	Gulliver International Co. Ltd. (Retailing)	546,000
5,300	Gurunavi, Inc. (Software & Services)	58,755
52,600	Hakuto Co. Ltd. (Technology Hardware & Equipment)	479,188
639	Heiwa Real Estate REIT, Inc. (REIT)	443,426
21,200	HIS Co. Ltd. (Consumer Services)	640,778
42,000	Hitachi Cable Ltd. (Capital Goods)*	55,194
47,500	Hitachi Capital Corp. (Diversified Financials)	912,216
25,400	Hitachi Transport System Ltd. (Transportation)	381,277
2,300	Hogy Medical Co. Ltd. (Health Care Equipment & Services)	117,676
11,800	Hoshizaki Electric Co. Ltd. (Capital Goods)	321,292
14,200	House Foods Corp. (Food, Beverage & Tobacco)	229,180
41,600	IBJ Leasing Co. Ltd. (Diversified Financials)	1,051,427
17,000	Iida Home Max (Real Estate)	149,990
69,200	Inabata & Co. Ltd. (Capital Goods)	447,270
210,000	Ishihara Sangyo Kaisha Ltd. (Materials)*	163,116
29,100	IT Holdings Corp. (Software & Services)	362,675
31,000	Jaccs Co. Ltd. (Diversified Financials)	132,076
17,600	Jafco Co. Ltd. (Diversified Financials)	399,894
10,900	Japan Digital Laboratory Co. Ltd. (Technology Hardware & Equipment)	113,589
23,700	Kaga Electronics Co. Ltd. (Technology Hardware & Equipment)	215,921
20,600	Kagome Co. Ltd. (Food, Beverage & Tobacco)	420,008
15,000	Kamei Corp. (Capital Goods)	129,596
49,500	Kasumi Co. Ltd. (Food & Staples Retailing)	323,106
1,047	Kenedix, Inc. (Real Estate)*	136,023
13,200	Kewpie Corp. (Food, Beverage & Tobacco)	218,007

Common Stocks – (continued)
Japan – (continued)
27,000	Kinki Sharyo Co. Ltd. (Capital Goods)	$87,002
31,700	Kissei Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	540,379
26,000	Kitz Corp. (Capital Goods)	109,805
23,700	Konaka Co. Ltd. (Retailing)	234,074
126,000	Kurabo Industries Ltd. (Consumer Durables & Apparel)	194,178
36,000	Kureha Corp. (Materials)	140,006
59,600	Kuroda Electric Co. Ltd. (Capital Goods)	671,623
41,000	Kyodo Printing Co. Ltd. (Commercial & Professional Services)	91,953
106,000	KYORIN Holdings, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	2,241,043
17,400	Kyowa Exeo Corp. (Capital Goods)	182,629
27,700	Mandom Corp. (Household & Personal Products)	731,018
43,000	Marudai Food Co. Ltd. (Food, Beverage & Tobacco)	150,862
47,000	Maruzen Showa Unyu Co. Ltd. (Transportation)	137,169
19,900	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	479,229
11,900	Matsuya Foods Co. Ltd. (Consumer Services)	215,561
14,100	Meitec Corp. (Commercial & Professional Services)	310,444
459	MID REIT, Inc. (REIT)	1,206,496
12,700	Mitsubishi Pencil Co. Ltd. (Commercial & Professional Services)	224,792
127,000	Mitsubishi Steel Manufacturing Co. Ltd. (Materials)	216,713
113,000	Mitsui Sugar Co. Ltd. (Food, Beverage & Tobacco)	364,075
17,800	Moshi Moshi Hotline, Inc. (Commercial & Professional Services)	268,089
146	MTI Ltd. (Software & Services)	140,806
8,540	Nafco Co. Ltd. (Retailing)	144,361
113,800	Namura Shipbuilding Co. Ltd. (Capital Goods)	339,281
22,100	NEC Fielding Ltd. (Software & Services)	259,469
3,400	NEC Networks & System Integration Corp. (Software & Services)	62,113
140,800	NET One Systems Co. Ltd. (Software & Services)	1,567,196
25,600	Nichiha Corp. (Capital Goods)	274,833
10,800	Nichii Gakkan Co. (Health Care Equipment & Services)	98,359
32,300	Nichi-iko Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	683,347
11,000	Nippo Corp. (Capital Goods)	124,676

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)

October 31, 2012

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
133,000	Nippon Beet Sugar Manufacturing Co. Ltd. (Food, Beverage & Tobacco)	$254,772
33,000	Nippon Flour Mills Co. Ltd. (Food, Beverage & Tobacco)	138,080
27,800	Nippon Konpo Unyu Soko Co. Ltd. (Transportation)	334,957
71,000	Nippon Light Metal Holdings Co. Ltd. (Materials)*	64,097
100,000	Nippon Paint Co. Ltd. (Materials)	800,304
21,000	Nippon Seiki Co. Ltd. (Automobiles & Components)	201,817
51,000	Nippon Shokubai Co. Ltd. (Materials)	500,207
40,300	Nippon Signal Co. Ltd. (Capital Goods)	225,804
134,000	Nippon Soda Co. Ltd. (Materials)	582,475
46,000	Nippon Thompson Co. Ltd. (Capital Goods)	159,152
168,000	Nishimatsu Construction Co. Ltd. (Capital Goods)	263,025
13,600	Nishio Rent All Co. Ltd. (Capital Goods)	161,715
49,000	Nisshinbo Holdings, Inc. (Capital Goods)	320,562
27,000	Nissin Corp. (Transportation)	66,968
19,000	Nitto Kogyo Corp. (Capital Goods)	290,926
81,000	NOF Corp. (Materials)	386,747
20,400	Noritz Corp. (Capital Goods)	335,145
6,600	Ohsho Food Service Corp. (Consumer Services)	159,649
33,000	OKUMA Corp. (Capital Goods)	201,692
12,000	Okuwa Co. Ltd. (Food & Staples Retailing)	161,593
15	Osaka Securities Exchange Co. Ltd. (Diversified Financials)	55,913
10,000	Osaka Steel Co. Ltd. (Materials)	165,537
5,200	OSG Corp. (Capital Goods)	68,163
40,000	PanaHome Corp. (Consumer Durables & Apparel)	250,051
15,800	Parco Co. Ltd. (Retailing)	165,806
51,200	Park24 Co. Ltd. (Commercial & Professional Services)	879,712
22,300	Pola Orbis Holdings, Inc. (Household & Personal Products)	702,048
13,100	Relo Holdings, Inc. (Real Estate)	435,700
16,000	Rengo Co. Ltd. (Materials)	69,932
13,200	Resorttrust, Inc. (Consumer Services)	246,081
4,400	Ricoh Leasing Co. Ltd. (Diversified Financials)	102,494
22,300	Riso Kagaku Corp. (Technology Hardware & Equipment)	361,808
46,000	Rohto Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	633,971
255,500	Round One Corp. (Consumer Services)	1,292,688
102,000	Ryobi Ltd. (Capital Goods)	207,646

Common Stocks – (continued)
Japan – (continued)
86,000	San-Ai Oil Co. Ltd. (Energy)	$377,073
29,100	Sanshin Electronics Co. Ltd. (Technology Hardware & Equipment)	218,641
17,000	Sanyo Chemical Industries Ltd. (Materials)	95,921
20,000	Sanyo Shokai Ltd. (Consumer Durables & Apparel)	58,878
227,000	Sapporo Holdings Ltd. (Food, Beverage & Tobacco)	633,925
101,000	Sasebo Heavy Industries Co. Ltd. (Capital Goods)	89,900
90,000	Seika Corp. (Capital Goods)	234,487
125	Sekisui House SI Investment Co. (REIT)	570,032
10,000	Sekisui Jushi Corp. (Capital Goods)	97,461
31,000	Sekisui Plastics Co. Ltd. (Materials)	70,353
5,600	Seria Co. Ltd. (Retailing)	113,222
51,500	Shinko Shoji Co. Ltd. (Technology Hardware & Equipment)	445,619
121,000	Shinmaywa Industries Ltd. (Capital Goods)	656,570
80,000	Shinsho Corp. (Capital Goods)	142,499
27,000	Shizuoka Gas Co. Ltd. (Utilities)	192,219
20,100	Sintokogio Ltd. (Capital Goods)	141,848
607	SKY Perfect JSAT Holdings, Inc. (Media)	277,357
99,600	Sodick Co. Ltd. (Capital Goods)	378,404
4,400	St. Marc Holdings Co. Ltd. (Consumer Services)	164,130
39,000	Sumitomo Osaka Cement Co. Ltd. (Materials)	126,974
22,000	Sumitomo Precision Products Co. Ltd. (Capital Goods)	93,165
4,340	Sumitomo Real Estate Sales Co. Ltd. (Real Estate)	204,354
48,000	Sumitomo Seika Chemicals Co. Ltd. (Materials)	167,848
23,000	Taihei Kogyo Co. Ltd. (Capital Goods)	91,659
55,000	The 77 Bank Ltd. (Banks)	209,448
123,000	The Bank of Nagoya Ltd. (Banks)	421,079
9,600	The Bank of Okinawa Ltd. (Banks)	399,631
11,800	The Chiba Kogyo Bank Ltd. (Banks)*	59,190
16,000	The Higo Bank Ltd. (Banks)	94,422
26,000	The Hyakugo Bank Ltd. (Banks)	113,773
133,000	The Keiyo Bank Ltd. (Banks)	583,073
25,000	The Nanto Bank Ltd. (Banks)	127,475
52,000	The Nippon Road Co. Ltd. (Capital Goods)	192,214
21,000	The Nippon Synthetic Chemical Industry Co. Ltd. (Materials)	137,847
25,000	The San-In Godo Bank Ltd. (Banks)	172,922
93,000	The Sumitomo Warehouse Co. Ltd. (Transportation)	389,090
141,000	The Toho Bank Ltd. (Banks)	471,547
18,100	The Tokyo Tomin Bank Ltd. (Banks)	155,811

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
109,000	The Yokohama Rubber Co. Ltd. (Automobiles & Components)	$766,159
8,800	TKC Corp. (Software & Services)	171,768
188,000	Toa Corp. (Capital Goods)	268,750
155,000	Toagosei Co. Ltd. (Materials)	631,921
12,200	Tocalo Co. Ltd. (Capital Goods)	177,311
8,500	Toho Holdings Co. Ltd. (Health Care Equipment & Services)	173,758
13,200	Tohokushinsha Film Corp. (Media)	92,563
23,600	Tokai Rika Co. Ltd. (Automobiles & Components)	296,183
122,000	Tokai Tokyo Financial Holdings, Inc. (Diversified Financials)	439,553
1,170	Token Corp. (Consumer Durables & Apparel)	51,375
7,100	Tokyo Broadcasting System Holdings, Inc. (Media)	69,039
164,000	Tokyo Tatemono Co. Ltd. (Real Estate)*	674,975
168	Tokyu REIT, Inc. (REIT)	886,840
50,900	TOMONY Holdings, Inc. (Banks)	213,624
38	Top REIT, Inc. (REIT)	176,976
50,900	Topre Corp. (Automobiles & Components)	439,508
22,700	Torii Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	502,482
47,000	Toyo Ink SC Holdings Co. Ltd. (Materials)	173,179
63,000	Tsubakimoto Chain Co. (Capital Goods)	308,637
15,000	Tsukishima Kikai Co. Ltd. (Capital Goods)	126,916
900	Tsuruha Holdings, Inc. (Food & Staples Retailing)	68,220
11,600	TV Asahi Corp. (Media)	149,561
14,100	Universal Entertainment Corp. (Consumer Durables & Apparel)	303,082
20,600	UNY Co. Ltd. (Food & Staples Retailing)	146,592
24,030	Usen Corp. (Media)*	25,000
50	Wacom Co. Ltd. (Technology Hardware & Equipment)	145,233
6,400	Welcia Holdings Co. Ltd. (Food & Staples Retailing)	235,192
6,700	Yellow Hat Ltd. (Retailing)	89,913
21,000	Yodogawa Steel Works Ltd. (Materials)	67,631
36,200	Yonekyu Corp. (Food, Beverage & Tobacco)	294,089
18,300	Yorozu Corp. (Automobiles & Components)	271,556

		68,104,864

Common Stocks – (continued)
Luxembourg – 1.5%
125,525	GAGFAH SA (Real Estate)*	$1,428,584
87,674	Oriflame Cosmetics SA (Household & Personal Products)	2,422,830
146,694	Regus PLC (Commercial & Professional Services)	237,856

		4,089,270

Netherlands – 1.0%
27,536	Beter Bed Holding NV (Retailing)	507,880
10,775	BinckBank NV (Diversified Financials)	86,377
14,479	CSM (Food, Beverage & Tobacco)	295,747
243,318	SNS REAAL NV (Diversified Financials)*(a)	358,268
35,083	USG People NV (Commercial & Professional Services)	246,420
25,550	Vastned Retail NV (REIT)	1,183,742

		2,678,434

New Zealand – 0.6%
105,567	Chorus Ltd. (Telecommunication Services)	293,255
256,644	New Zealand Oil & Gas Ltd. (Energy)	182,338
217,815	Ryman Healthcare Ltd. (Health Care Equipment & Services)	725,009
80,827	Sky Network Television Ltd. (Media)	356,973

		1,557,575

Norway – 2.4%
2,309	Aker ASA Class A (Diversified Financials)	81,529
20,050	Austevoll Seafood ASA (Food, Beverage & Tobacco)	94,901
4,844	Cermaq ASA (Food, Beverage & Tobacco)*	66,288
9,511	Fred Olsen Energy ASA (Energy)	445,383
199,016	Norwegian Energy Co. AS (Energy)*	127,033
39,730	Petroleum Geo-Services ASA (Energy)	686,515
51,234	Pronova BioPharma ASA (Pharmaceuticals, Biotechnology & Life Sciences)	101,546
107,734	SpareBank 1 SMN (Banks)	698,044
497,000	STX OSV Holdings Ltd. (Capital Goods)	620,555
98,851	TGS Nopec Geophysical Co. ASA (Energy)	3,358,672

		6,280,466

Peru – 0.0%
9,383	Copeinca ASA (Food, Beverage & Tobacco)	72,743

Portugal – 0.2%
296,012	Mota-Engil SGPS SA (Capital Goods)	500,697

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)

October 31, 2012

Shares	Description	Value

Common Stocks – (continued)
Singapore – 2.7%
430,481	AIMS AMP Capital Industrial REIT (REIT)	$525,199
108,000	Amtek Engineering Ltd. (Capital Goods)	52,935
319,000	Ascott Residence Trust (REIT)	332,982
142,000	Biosensors International Group Ltd. (Health Care Equipment & Services)*	125,826
24,000	Boustead Singapore Ltd. (Energy)	18,685
184,629	Cambridge Industrial Trust (REIT)	100,488
311,000	CapitaCommercial Trust (REIT)	399,029
211,000	China Aviation Oil Singapore Corp. Ltd. (Energy)	167,315
123,000	CWT Ltd. (Transportation)	125,644
12,000	Frasers Centrepoint Trust (REIT)	19,179
426,800	Frasers Commercial Trust (REIT)	434,642
251,000	GuocoLeisure Ltd. (Consumer Services)	127,283
323,000	Hi-P International Ltd. (Technology Hardware & Equipment)	189,634
234,000	Ho Bee Investment Ltd. (Real Estate)	282,142
49,000	Hong Leong Asia Ltd. (Capital Goods)	67,601
85,000	Hyflux Ltd. (Utilities)	93,705
172,000	Indofood Agri Resources Ltd. (Food, Beverage & Tobacco)	176,979
100,000	K-Green Trust (Commercial & Professional Services)	82,828
600,000	Lippo Malls Indonesia Retail Trust (REIT)	238,292
252,160	Mapletree Logistics Trust (REIT)	228,862
87,849	Miclyn Express Offshore Ltd. (Energy)	202,323
90,000	Overseas Union Enterprise Ltd. (Consumer Services)	195,135
61,000	Parkway Life Real Estate Investment Trust (REIT)	102,017
60,000	Perennial China Retail Trust (Real Estate)	23,511
159,000	Sabana Shari’ah Compliant Industrial Real Estate Investment Trust (REIT)	144,386
56,000	Sakari Resources Ltd. (Energy)	84,932
64,000	SATS Ltd. (Transportation)	145,921
187,000	SMRT Corp. Ltd. (Transportation)	265,691
196,000	Stamford Land Corp. Ltd. (Consumer Services)	89,088
786,000	Starhill Global REIT (REIT)	505,371
251,000	Suntec Real Estate Investment Trust (REIT)	329,673
19,000	Super Group Ltd. (Food, Beverage & Tobacco)	38,006
100,000	Swiber Holdings Ltd. (Energy)*	47,396
96,600	UOB-Kay Hian Holdings Ltd. (Diversified Financials)	126,941

Common Stocks – (continued)
Singapore – (continued)
59,000	Venture Corp. Ltd. (Technology Hardware & Equipment)	$369,290
419,000	Wing Tai Holdings Ltd. (Real Estate)	592,915

		7,051,846

Spain – 1.0%
82,096	Almirall SA (Pharmaceuticals, Biotechnology & Life Sciences)	735,150
6,482	Corp. Financiera Alba SA (Diversified Financials)	245,644
35,115	Tecnicas Reunidas SA (Energy)	1,729,698

		2,710,492

Sweden – 5.0%
44,906	Betsson AB (Consumer Services)*	1,227,002
50,152	Bilia AB Class A (Retailing)	643,814
18,130	Billerud AB (Materials)	172,942
12,617	BioGaia AB Class B (Pharmaceuticals, Biotechnology & Life Sciences)	326,180
50,950	Clas Ohlson AB Class B (Retailing)	651,219
8,200	D. Carnegie & Co. AB (Diversified Financials)*	—
71,398	East Capital Explorer AB (Diversified Financials)	527,447
95,171	Fabege AB (Real Estate)	945,202
7,192	Hoganas AB Class B (Materials)	239,848
51,433	Industrial & Financial Systems AB Class B (Software & Services)	792,869
24,061	Intrum Justitia AB (Commercial & Professional Services)	348,144
74,062	JM AB (Consumer Durables & Apparel)	1,334,082
10,606	Lundbergforetagen AB Class B (Diversified Financials)	359,898
189,572	Meda AB Class A (Pharmaceuticals, Biotechnology & Life Sciences)	1,942,172
17,545	Swedish Orphan Biovitrum AB (Pharmaceuticals, Biotechnology & Life Sciences)*	99,068
200,682	Trelleborg AB Class B (Capital Goods)	2,186,786
88,932	Wihlborgs Fastigheter AB (Real Estate)	1,357,514

		13,154,187

Switzerland – 1.5%
760	Burckhardt Compression Holding AG (Capital Goods)	217,831
2,735	Galenica AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,606,246
1,482	Implenia AG (Registered) (Capital Goods)*	62,925
4,861	Inficon Holding AG (Registered) (Technology Hardware & Equipment)*	1,039,741

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)
44,384	OC Oerlikon Corp. AG (Registered) (Capital Goods)*	$447,020
12,163	Schweizerische National-Versicherungs-Gesellschaft (Registered) Class V (Insurance)	491,065
1,767	Siegfried Holding AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	220,092

		4,084,920

United Kingdom – 21.3%
62,146	Afren PLC (Energy)*	138,612
36,371	African Barrick Gold PLC (Materials)	249,377
314,188	Ashtead Group PLC (Capital Goods)	1,898,098
342,290	Avocet Mining PLC (Materials)	420,776
690,539	Barratt Developments PLC (Consumer Durables & Apparel)*	2,116,844
49,022	Bellway PLC (Consumer Durables & Apparel)	801,328
148,927	Berendsen PLC (Commercial & Professional Services)	1,354,218
18,624	Berkeley Group Holdings PLC (Consumer Durables & Apparel)*	458,301
126,102	Big Yellow Group PLC (REIT)	696,792
1,030,368	Centamin PLC (Materials)*	1,061,254
28,691	Cineworld Group PLC (Media)	112,278
72,605	Close Brothers Group PLC (Diversified Financials)	993,494
94,654	Computacenter PLC (Software & Services)	560,436
141,386	Cookson Group PLC (Capital Goods)	1,335,649
75,300	Daily Mail & General Trust PLC Class A (Media)	580,856
1,995,684	Debenhams PLC (Retailing)	3,863,653
85,649	Devro PLC (Food, Beverage & Tobacco)	454,002
218,458	Diploma PLC (Technology Hardware & Equipment)	1,577,954
31,457	Dunelm Group PLC (Retailing)	340,847
206,610	easyJet PLC (Transportation)	2,087,989
107,870	Elementis PLC (Materials)	365,107
1,512,084	EnQuest PLC (Energy)*	2,834,569
206,038	F&C Asset Management PLC (Diversified Financials)	329,169
48,253	Galliford Try PLC (Capital Goods)	575,477
101,002	Gem Diamonds Ltd. (Materials)*	275,529
42,340	Genus PLC (Pharmaceuticals, Biotechnology & Life Sciences)	997,392
327,986	Grainger PLC (Real Estate)	584,958
247,819	Greene King PLC (Consumer Services)	2,377,678
184,552	Gulfsands Petroleum PLC (Energy)*	269,528
54,752	Halfords Group PLC (Retailing)	306,036
647,916	Hansteen Holdings PLC (REIT)	779,173
442,038	Highland Gold Mining Ltd. (Materials)(a)	746,159

Common Stocks – (continued)
United Kingdom – (continued)
8,355	Hochschild Mining PLC (Materials)	$66,798
560,213	Home Retail Group PLC (Retailing)(a)	1,034,252
331,709	Homeserve PLC (Commercial & Professional Services)	1,183,052
313,197	Intermediate Capital Group PLC (Diversified Financials)	1,545,884
204,821	International Personal Finance PLC (Diversified Financials)	1,150,535
85,834	Interserve PLC (Capital Goods)	540,742
84,148	ITE Group PLC (Commercial & Professional Services)	262,354
37,263	JD Wetherspoon PLC (Consumer Services)	301,939
627,127	Ladbrokes PLC (Consumer Services)	1,816,412
83,751	Laird PLC (Technology Hardware & Equipment)	284,543
163,285	Lancashire Holdings Ltd. (Insurance)	2,276,999
220,905	Marston’s PLC (Consumer Services)	437,498
145,944	Metric Property Investments PLC (REIT)	216,676
210,923	Micro Focus International PLC (Software & Services)	1,956,416
232,015	Micro Focus International PLC (Software & Services)*	187,207
167,769	Mondi PLC (Materials)	1,849,388
134,425	Paragon Group of Companies PLC (Banks)	544,324
122,452	Pennon Group PLC (Utilities)	1,418,455
34,502	Premier Oil PLC (Energy)*	195,626
49,350	Primary Health Properties PLC (REIT)	274,315
10,455	Provident Financial PLC (Diversified Financials)	231,732
427,107	QinetiQ Group PLC (Capital Goods)	1,360,322
99,159	Raven Russia Ltd. (Real Estate)*	104,012
2,078	Rotork PLC (Capital Goods)	76,556
67,559	RPS Group PLC (Commercial & Professional Services)	255,136
39,223	Savills PLC (Real Estate)	256,286
81,984	Soco International PLC (Energy)*	447,957
552,078	Speedy Hire PLC (Capital Goods)	287,647
114,042	Spirit Pub Co. PLC (Consumer Services)	111,341
84,151	ST Modwen Properties PLC (Real Estate)	274,237
629,873	Taylor Wimpey PLC (Consumer Durables & Apparel)	622,545
56,529	Tetragon Financial Group Ltd. (Diversified Financials)	508,761
352,727	TT electronics PLC (Technology Hardware & Equipment)	712,834
105,747	WH Smith PLC (Retailing)	1,061,171

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)

October 31, 2012

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
68,499	WS Atkins PLC (Commercial & Professional Services)	$789,911
32,522	Xchanging PLC (Software & Services)*	58,124

		56,245,520

TOTAL COMMON STOCKS
(Cost $230,871,237)		$254,290,391

Preferred Stocks – 0.2%
Germany – 0.2%
6,671	Biotest AG Preference Shares (Pharmaceuticals, Biotechnology & Life Sciences)	$389,450
930	Sto AG Preference Shares (Materials)	130,908

TOTAL PREFERRED STOCKS
(Cost $431,120)		$520,358

Units	Description	Expiration Month	Value
Rights* – 0.0%
Hong Kong – 0.0%
117,157	Esprit Holdings Ltd. (Retailing)	11/12	$30,552

Norway – 0.0%
63,804	Norwegian Energy Co. AS (Energy)	11/12	—

TOTAL RIGHTS
(Cost $0)			$30,552

Warrants* – 0.0%
France – 0.0%
13,992	Mersen (Capital Goods)	11/12	$—
56,200	UBISOFT Entertainment (Software & Services)	10/13	5,828

			5,828

Netherlands – 0.0%
34,444	Nieuwe Steen Investments NV (REIT)	04/13	—

TOTAL WARRANTS
(Cost $0)			$5,828

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $231,302,357)			$254,847,129

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(b)(c) – 2.0%
Goldman Sachs Financial Square Money Market Fund – FST Shares
5,200,492	0.156%	$5,200,492
(Cost $5,200,492)

TOTAL INVESTMENTS – 98.4%
(Cost $236,502,849)		$260,047,621

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		4,242,712

NET ASSETS – 100.0%		$264,290,333

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2012.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
REIT	—Real Estate Investment Trust
RSP	—Risparmio Shares

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	79	December 2012	$2,563,992	$17,877
FTSE 100 Index	14	December 2012	1,302,232	2,479
Hang Seng Index	1	November 2012	139,831	(758)
SPI 200 Index	5	December 2012	584,422	14,486
TSE TOPIX Index	17	December 2012	1,577,978	3,995
TOTAL				$38,079

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities

October 31, 2012

	Structured Emerging Markets Equity Fund	Structured International Equity Fund	Structured International Small Cap Fund
Assets:
Investments in unaffiliated issuers, at value (cost $472,337,891, $768,712,749 and $231,302,357)(a)	$509,195,335	$806,440,664	$254,847,129
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	4,880,850	3,010,747	5,200,492
Cash	4,037,685	794,727	5,720,075
Foreign currencies, at value (cost $772,342, $15,507,129 and $804,188)	776,305	15,645,755	806,330
Receivables:
Fund shares sold	2,770,292	94,376	2,240,845
Dividends	617,757	2,194,859	804,393
Foreign tax reclaims	30,053	527,380	138,242
Reimbursement from investment adviser	121,831	—	89,348
Securities lending income	10,889	15,047	12,680
Investments sold	—	—	36,891
Collateral on certain derivative contracts(b)	—	—	344,007
Futures variation margin	—	—	3,003
Other assets	393	300,692	328
Total assets	522,441,390	829,024,247	270,243,763

Liabilities:
Payables:
Payable upon return of securities loaned	4,880,850	3,010,747	5,200,492
Fund shares redeemed	798,565	3,660,467	275,640
Foreign capital gains taxes	681,578	—	—
Amounts owed to affiliates	471,889	736,383	205,012
Investments purchased	28,615	3,994	79,393
Futures variation margin	—	5,574	—
Accrued expenses	293,593	254,085	192,893
Total liabilities	7,155,090	7,671,250	5,953,430

Net Assets:
Paid-in capital	505,276,999	2,309,197,121	265,521,720
Undistributed net investment income	4,951,324	19,944,034	5,693,563
Accumulated net realized loss	(31,142,461)	(1,545,868,591)	(30,507,553)
Net unrealized gain	36,200,438	38,080,433	23,582,603
NET ASSETS	$515,286,300	$821,352,997	$264,290,333
Net Assets:
Class A	$50,760,330	$210,612,323	$18,914,354
Class B	—	2,587,178	—
Class C	228,427	3,086,795	896,346
Institutional	464,180,017	596,986,346	244,134,614
Service	—	7,944,594	—
Class IR	117,526	65,089	345,019
Class R	—	70,672	—
Total Net Assets	$515,286,300	$821,352,997	$264,290,333
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	6,040,244	23,394,496	2,281,483
Class B	—	291,017	—
Class C	27,338	347,944	110,302
Institutional	55,272,479	64,573,688	29,414,848
Service	—	876,673	—
Class IR	14,010	7,303	41,659
Class R	—	7,954	—
Net asset value, offering and redemption price per share:(c)
Class A	$8.40	$9.00	$8.29
Class B	—	8.89	—
Class C	8.36	8.87	8.13
Institutional	8.40	9.25	8.30
Service	—	9.06	—
Class IR	8.39	8.91	8.28
Class R	—	8.88	—

(a)	Includes loaned securities having a market value of $4,679,410, $2,806,741, and $4,877,678 for the Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds, respectively.
(b)	Includes segregated cash of $344,007 for Structured International Small Cap Fund relating to initial margin requirements on futures transactions.
(c)	Maximum public offering price per share for Class A Shares of the Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds is $8.89, $9.52 and $8.77, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2012

	Structured Emerging Markets Equity Fund	Structured International Equity Fund	Structured International Small Cap Fund
Investment income:
Dividends (net of foreign taxes withheld of $848,874, $2,100,702 and $531,316)	$10,393,518	$34,782,206	$9,184,802
Securities lending income — affiliated issuer	69,247	1,022,113	237,963
Interest	—	12,191	2,382
Total investment income	10,462,765	35,816,510	9,425,147

Expenses:
Management fees	3,443,207	8,507,681	2,300,192
Custody and accounting fees	608,367	446,864	300,946
Transfer Agent fees(a)	178,142	784,712	145,379
Professional fees	118,417	131,663	153,489
Distribution and Service fees(a)	68,809	682,471	67,594
Printing and mailing costs	65,063	114,596	55,221
Registration fees	62,437	90,483	62,073
Trustee fees	15,671	16,900	15,521
Service share fees — Service Plan	—	24,432	—
Service share fees — Shareholder Administration Plan	—	24,432	—
Other	37,587	35,044	13,560
Total expenses	4,597,700	10,859,278	3,113,975
Less — expense reductions	(861,649)	(798,511)	(568,542)
Net expenses	3,736,051	10,060,767	2,545,433
NET INVESTMENT INCOME	6,726,714	25,755,743	6,879,714

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	15,133,503	(105,575,304)	(1,255,125)
Futures contracts	—	(218,552)	381,713
Foreign currency transactions	(851,782)	(1,781,308)	(36,089)
Net change in unrealized gain (loss) on:
Investments (including the effects of the net change in the foreign capital gains tax liability of $728,048, $0 and $0)	5,285,424	105,159,514	12,322,092
Futures contracts	—	(217,666)	(407,176)
Foreign currency translation	(24,072)	571,557	(23,904)
Net realized and unrealized gain (loss)	19,543,073	(2,061,759)	10,981,511
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,269,787	$23,693,984	$17,861,225

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Structured Emerging Markets Equity	$66,585	N/A	$2,224	N/A	$50,605	N/A	$423	$126,952	N/A	$162	N/A
Structured International Equity	618,992	$30,931	32,068	$480	470,438	$5,877	6,093	298,133	$3,909	80	$182
Structured International Small Cap	58,830	N/A	8,764	N/A	44,711	N/A	1,665	98,342	N/A	661	N/A

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets

	Structured Emerging Markets Equity Fund
	For the Fiscal Year Ended October 31, 2012	For the Fiscal Year Ended October 31, 2011
From operations:
Net investment income	$6,726,714	$5,986,847
Net realized gain (loss)	14,281,721	20,744,233
Net change in unrealized gain (loss)	5,261,352	(50,158,805)
Net increase (decrease) in net assets resulting from operations	26,269,787	(23,427,725)

Distributions to shareholders:
From net investment income
Class A Shares	(190,969)	(421,339)
Class B Shares	—	—
Class C Shares	—	(946)
Institutional Shares	(5,188,307)	(4,706,466)
Service Shares	—	—
Class IR Shares	(19)	(15)
Class R Shares	—	—
Total distributions to shareholders	(5,379,295)	(5,128,766)

From share transactions:
Proceeds from sales of shares	287,062,372	135,323,028
Reinvestment of distributions	5,376,256	5,113,905
Cost of shares redeemed	(88,367,084)	(238,922,516)
Net increase (decrease) in net assets resulting from share transactions	204,071,544	(98,485,583)
TOTAL INCREASE (DECREASE)	224,962,036	(127,042,074)

Net assets:
Beginning of year	290,324,264	417,366,338
End of year	$515,286,300	$290,324,264
Undistributed net investment income	$4,951,324	$4,438,928

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Structured International Equity Fund		Structured International Small Cap Fund
For the Fiscal Year Ended October 31, 2012	For the Fiscal Year Ended October 31, 2011	For the Fiscal Year Ended October 31, 2012	For the Fiscal Year Ended October 31, 2011

$25,755,743	$62,242,387	$6,879,714	$6,658,095
(107,575,164)	22,698,056	(909,501)	27,946,189
105,513,405	(293,652,449)	11,891,012	(36,562,728)
23,693,984	(208,712,006)	17,861,225	(1,958,444)

(13,871,075)	(10,415,892)	(620,606)	(979,815)
(138,961)	(80,045)	—	—
(138,496)	(62,677)	(16,534)	(4,949)
(49,022,202)	(41,363,992)	(6,981,053)	(7,713,278)
(591,705)	(426,025)	—	—
(2,354)	(174)	(8,270)	(38)
(5,640)	(4,837)	—	—
(63,770,433)	(52,353,642)	(7,626,463)	(8,698,080)

196,869,212	443,716,127	60,454,193	114,946,606
61,362,112	49,349,847	7,278,249	8,679,577
(745,204,273)	(1,268,110,378)	(95,173,897)	(102,105,515)
(486,972,949)	(775,044,404)	(27,441,455)	21,520,668
(527,049,398)	(1,036,110,052)	(17,206,693)	10,864,144

1,348,402,395	2,384,512,447	281,497,026	270,632,882
$821,352,997	$1,348,402,395	$264,290,333	$281,497,026
$19,944,034	$56,948,682	$5,693,563	$4,579,959

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2012 - A	$8.08	$0.13		$0.28	$0.41	$(0.09)	$—	$(0.09)
2012 - C	8.00	0.08		0.28	0.36	—	—	—
2012 - Institutional	8.12	0.16		0.28	0.44	(0.16)	—	(0.16)
2012 - IR	8.11	0.25		0.18	0.43	(0.15)	—	(0.15)
2011 - A	8.91	0.11		(0.87)	(0.76)	(0.07)	—	(0.07)
2011 - C	8.82	—	(d)	(0.81)	(0.81)	(0.01)	—	(0.01)
2011 - Institutional	8.96	0.16		(0.88)	(0.72)	(0.12)	—	(0.12)
2011 - IR	8.98	0.15		(0.90)	(0.75)	(0.12)	—	(0.12)
2010 - A	7.14	0.08		1.76	1.84	(0.07)	—	(0.07)
2010 - C	7.11	—	(d)	1.77	1.77	(0.06)	—	(0.06)
2010 - Institutional	7.17	0.10		1.79	1.89	(0.10)	—	(0.10)
2010 - IR (Commenced August 31, 2010)	7.67	0.01		1.30	1.31	—	—	—
2009 - A	4.45	0.12	(f)	2.61	2.73	(0.04)	—	(0.04)
2009 - C	4.41	0.07	(f)	2.64	2.71	(0.01)	—	(0.01)
2009 - Institutional	4.47	0.13	(f)	2.62	2.75	(0.05)	—	(0.05)
2008 - A	11.04	0.15	(g)	(6.64)	(6.49)	(0.05)	(0.05)	(0.10)
2008 - C	11.03	0.10	(g)	(6.63)	(6.53)	(0.04)	(0.05)	(0.09)
2008 - Institutional	11.04	0.18	(g)	(6.65)	(6.47)	(0.05)	(0.05)	(0.10)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for years less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.34% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.02 per share and 0.26% of average net assets.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED EMERGING MARKETS EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$8.40	5.26%	$50,760	1.45%		1.69%		1.58%		180%
8.36	4.49	228	2.20		2.46		0.97		180
8.40	5.68	464,180	1.05		1.30		1.98		180
8.39	5.48	118	1.20		1.41		3.06		180
8.08	(8.58)	17,089	1.45		1.71		1.17		200
8.00	(9.23)	207	2.20		2.46		0.01		200
8.12	(8.19)	273,027	1.05		1.31		1.75		200
8.11	(8.54)	1	1.20		1.46		1.67		200
8.91	25.91	52,030	1.45		1.70		0.99		214
8.82	25.07	1,282	2.20		2.45		0.04		214
8.96	26.56	364,053	1.05		1.30		1.25		214
8.98	17.08	1	1.20	(e)	1.45	(e)	0.51	(e)	214
7.14	61.83	2,694	1.45		1.76		2.04	(f)	182
7.11	61.28	1,426	2.20		2.51		1.13	(f)	182
7.17	62.25	311,960	1.05		1.36		2.38	(f)	182
4.45	(59.22)	345	1.45		1.89		1.92	(g)	190
4.41	(59.48)	43	2.20		2.64		1.24	(g)	190
4.47	(59.01)	156,248	1.05		1.49		2.28	(g)	190

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2012 - A	$9.02	$0.19	$0.21	$0.40	$(0.42)	$—	$(0.42)
2012 - B	8.89	0.13	0.20	0.33	(0.33)	—	(0.33)
2012 - C	8.89	0.13	0.20	0.33	(0.35)	—	(0.35)
2012 - Institutional	9.27	0.24	0.21	0.45	(0.47)	—	(0.47)
2012 - Service	9.08	0.18	0.21	0.39	(0.41)	—	(0.41)
2012 - IR	8.97	0.20	0.21	0.41	(0.47)	—	(0.47)
2012 - R	8.93	0.17	0.20	0.37	(0.42)	—	(0.42)
2011 - A	10.21	0.28	(1.26)	(0.98)	(0.21)	—	(0.21)
2011 - B	10.06	0.19	(1.23)	(1.04)	(0.13)	—	(0.13)
2011 - C	10.06	0.19	(1.23)	(1.04)	(0.13)	—	(0.13)
2011 - Institutional	10.49	0.33	(1.30)	(0.97)	(0.25)	—	(0.25)
2011 - Service	10.27	0.27	(1.27)	(1.00)	(0.19)	—	(0.19)
2011 - IR	10.15	0.23	(1.18)	(0.95)	(0.23)	—	(0.23)
2011 - R	10.12	0.19	(1.18)	(0.99)	(0.20)	—	(0.20)
2010 - A	9.61	0.18	0.63	0.81	(0.21)	—	(0.21)
2010 - B	9.47	0.11	0.62	0.73	(0.14)	—	(0.14)
2010 - C	9.47	0.10	0.63	0.73	(0.14)	—	(0.14)
2010 - Institutional	9.86	0.22	0.66	0.88	(0.25)	—	(0.25)
2010 - Service	9.67	0.16	0.65	0.81	(0.21)	—	(0.21)
2010 - IR	9.56	0.20	0.63	0.83	(0.24)	—	(0.24)
2010 - R	9.55	0.15	0.63	0.78	(0.21)	—	(0.21)
2009 - A	8.06	0.17	1.77	1.94	(0.39)	—	(0.39)
2009 - B	7.91	0.12	1.73	1.85	(0.29)	—	(0.29)
2009 - C	7.90	0.12	1.74	1.86	(0.29)	—	(0.29)
2009 - Institutional	8.29	0.21	1.81	2.02	(0.45)	—	(0.45)
2009 - Service	8.08	0.16	1.79	1.95	(0.36)	—	(0.36)
2009 - IR	8.04	0.20	1.75	1.95	(0.43)	—	(0.43)
2009 - R	8.01	0.08	1.84	1.92	(0.38)	—	(0.38)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	11.79	0.03	(3.76)	(3.73)	—	—	—
2008 - B	11.58	0.02	(3.69)	(3.67)	—	—	—
2008 - C	11.56	0.02	(3.68)	(3.66)	—	—	—
2008 - Institutional	12.11	0.04	(3.86)	(3.82)	—	—	—
2008 - Service	11.81	0.03	(3.76)	(3.73)	—	—	—
2008 - IR	11.75	0.03	(3.74)	(3.71)	—	—	—
2008 - R	11.72	0.03	(3.74)	(3.71)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,
2008 - A	15.90	0.52	(2.77)	(2.25)	(0.48)	(1.38)	(1.86)
2008 - B	15.67	0.41	(2.73)	(2.32)	(0.39)	(1.38)	(1.77)
2008 - C	15.64	0.41	(2.73)	(2.32)	(0.38)	(1.38)	(1.76)
2008 - Institutional	16.28	0.59	(2.84)	(2.25)	(0.54)	(1.38)	(1.92)
2008 - Service	15.93	0.49	(2.76)	(2.27)	(0.47)	(1.38)	(1.85)
2008 - IR (Commenced November 30, 2007)	16.57	0.30	(3.19)	(2.89)	(0.55)	(1.38)	(1.93)
2008 - R (Commenced November 30, 2007)	16.57	0.25	(3.18)	(2.93)	(0.54)	(1.38)	(1.92)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(d)	Annualized.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$9.00	4.94%	$210,612	1.28%		1.37%		2.21%		203%
8.89	4.13	2,587	2.04		2.12		1.47		203
8.87	4.10	3,087	2.04		2.12		1.48		203
9.25	5.47	596,986	0.88		0.97		2.69		203
9.06	4.77	7,945	1.38		1.47		2.09		203
8.91	5.16	65	1.04		1.11		2.33		203
8.88	4.69	71	1.53		1.62		1.98		203
9.02	(9.87)	314,225	1.25		1.31		2.74		101
8.89	(10.52)	3,916	2.00		2.06		1.93		101
8.89	(10.50)	3,660	2.00		2.06		1.94		101
9.27	(9.52)	1,013,458	0.85		0.91		3.18		101
9.08	(9.91)	12,982	1.35		1.41		2.60		101
8.97	(9.58)	45	1.00		1.06		2.53		101
8.93	(9.99)	116	1.50		1.56		1.87		101
10.21	8.59	530,086	1.25		1.29		1.89		111
10.06	7.83	6,563	2.00		2.04		1.13		111
10.06	7.78	5,023	2.00		2.04		1.12		111
10.49	9.05	1,819,375	0.85		0.89		2.24		111
10.27	8.49	23,267	1.35		1.39		1.68		111
10.15	8.77	8	1.00		1.04		2.13		111
10.12	8.30	192	1.50		1.54		1.59		111
9.61	25.56	656,289	1.25		1.32		2.17		167
9.47	24.49	7,620	2.00		2.07		1.50		167
9.47	24.68	5,622	2.00		2.07		1.52		167
9.86	26.03	1,770,267	0.85		0.92		2.55		167
9.67	25.46	29,882	1.35		1.42		1.96		167
9.56	25.94	7	1.00		1.07		2.51		167
9.55	25.32	155	1.50		1.57		0.95		167

8.06	(31.64)	623,459	1.20	(d)	1.28	(d)	1.76	(d)	25
7.91	(31.69)	8,149	1.95	(d)	2.03	(d)	1.00	(d)	25
7.90	(31.66)	6,116	1.95	(d)	2.03	(d)	1.00	(d)	25
8.29	(31.54)	1,560,672	0.80	(d)	0.88	(d)	2.20	(d)	25
8.08	(31.58)	22,994	1.30	(d)	1.38	(d)	1.68	(d)	25
8.04	(31.57)	5	0.95	(d)	1.03	(d)	1.98	(d)	25
8.01	(31.66)	5	1.45	(d)	1.53	(d)	1.47	(d)	25

11.79	(16.33)	1,031,252	1.20		1.25		3.70		161
11.58	(16.99)	13,280	1.95		2.00		2.93		161
11.56	(16.99)	9,875	1.95		2.00		2.97		161
12.11	(15.99)	2,676,502	0.80		0.85		4.13		161
11.81	(16.50)	49,411	1.30		1.35		3.54		161
11.75	(19.67)	8	0.95	(d)	1.00	(d)	3.02	(d)	161
11.72	(19.92)	8	1.45	(d)	1.50	(d)	2.55	(d)	161

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2012 - A	$7.92	$0.17		$0.38	$0.55	$(0.18)
2012 - C	7.79	0.11		0.38	0.49	(0.15)
2012 - Institutional	7.94	0.20		0.38	0.58	(0.22)
2012 - IR	7.93	0.16		0.40	0.56	(0.21)
2011 - A	8.20	0.17		(0.21)	(0.04)	(0.24)
2011 - C	8.08	0.13		(0.23)	(0.10)	(0.19)
2011 - Institutional	8.21	0.20		(0.20)	—	(0.27)
2011 - IR	8.21	0.20		(0.21)	(0.01)	(0.27)
2010 - A	7.03	0.12	(d)	1.21	1.33	(0.16)
2010 - C	6.95	0.09	(d)	1.17	1.26	(0.13)
2010 - Institutional	7.04	0.16	(d)	1.19	1.35	(0.18)
2010 - IR (Commenced August 31, 2010)	7.00	0.03	(d)	1.18	1.21	—
2009 - A	4.94	0.09		2.19	2.28	(0.19)
2009 - C	4.91	0.06		2.17	2.23	(0.19)
2009 - Institutional	4.96	0.12		2.19	2.31	(0.23)
2008 - A	10.46	0.20	(f)	(5.69)	(5.49)	(0.03)
2008 - C	10.46	0.13	(f)	(5.68)	(5.55)	— (g)
2008 - Institutional	10.47	0.23	(f)	(5.71)	(5.48)	(0.03)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for years less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.19% of average net assets.
(e)	Annualized.
(f)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.20% of average net assets.
(g)	Amount is less than $0.005 per share.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL SMALL CAP FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$8.29	7.32%	$18,914	1.30%		1.51%		2.13%		150%
8.13	6.56	896	2.05		2.26		1.44		150
8.30	7.80	244,135	0.90		1.11		2.59		150
8.28	7.54	345	1.05		1.26		2.06		150
7.92	(0.68)	29,729	1.30		1.47		1.95		79
7.79	(1.39)	856	2.05		2.22		1.56		79
7.94	(0.16)	249,545	0.90		1.07		2.30		79
7.93	(0.33)	1,368	1.05		1.22		2.39		79
8.20	19.36	34,154	1.30		1.50		1.71	(d)	113
8.08	18.50	213	2.05		2.25		1.24	(d)	113
8.21	19.67	236,265	0.90		1.10		2.18	(d)	113
8.21	17.29	1	1.05	(e)	1.25	(e)	2.49	(d)(e)	113
7.03	48.17	36,310	1.30		1.74		1.62		209
6.95	47.36	40	2.05		2.49		1.16		209
7.04	48.80	207,776	0.90		1.34		1.99		209
4.94	(52.55)	18,763	1.30		1.70		2.39	(f)	117
4.91	(52.94)	21	2.05		2.45		1.70	(f)	117
4.96	(52.37)	67,625	0.90		1.30		2.83	(f)	117

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements

October 31, 2012

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Structured Emerging Markets Equity and Structured International Small Cap	A, C, Institutional and IR	Diversified
Structured International Equity	A, B, C, Institutional, Service, IR and R	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments on swaps are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2012:

STRUCTURED EMERGING MARKETS EQUITY FUND

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$83,344,844	$14,321,441	(a)	$—
Other	23,644,380	387,884,670	(a)	—
Securities Lending Reinvestment Vehicle	4,880,850	—		—
Total	$111,870,074	$402,206,111		$—

STRUCTURED INTERNATIONAL EQUITY FUND

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$—	$4,161,457	(a)	$—
Other	38,346,812	763,932,395	(a)	—
Securities Lending Reinvestment Vehicle	3,010,747	—		—
Total	$41,357,559	$768,093,852		$—

Derivative Type
Assets(b)
Futures Contracts	$277,373	$—		$—
Liabilities(b)
Futures Contracts	$(1,542)	$—		$—

STRUCTURED INTERNATIONAL SMALL CAP FUND

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$—	$1,328,888	(a)	$—
Other	—	253,518,241	(a)	—
Securities Lending Reinvestment Vehicle	5,200,492	—		—
Total	$5,200,492	$254,847,129		$—

Derivative Type
Assets(b)
Futures Contracts	$38,837	$—		$—
Liabilities(b)
Futures Contracts	$(758)	$—		$—

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

4. INVESTMENTS IN DERIVATIVES

(a)

To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at fiscal year end.

For further information regarding security characteristics, see Schedule of Investments.

The following table sets forth, by certain risk types, the gross value of derivative contracts as of October 31, 2012. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below excludes the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure:

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities(a)
Structured International Equity	Equity	Unrealized gain on futures variation margin	$277,373	Unrealized loss on futures variation margin	$(1,542)
Structured International Small Cap	Equity	Unrealized gain on futures variation margin	38,837	Unrealized loss on futures variation margin	(758)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Structured International Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$(218,552)	$(217,666)	379
Structured International Small Cap	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	381,713	(407,176)	118

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2012.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2012, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Fee Rate
Structured Emerging Markets Equity	1.00%	1.00%	0.90%	0.86%	0.84%	1.00%
Structured International Equity	0.85	0.77	0.73	0.72	0.71	0.84
Structured International Small Cap	0.85	0.85	0.77	0.73	0.72	0.85

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares CDSC. During the fiscal year ended October 31, 2012, Goldman Sachs advised that it retained front end sales charges of approximately $1,000, $5,100 and $1,100 for the Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds, respectively. Goldman Sachs retained no contingent deferred sales charges.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of: 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, acquired fund fees and expenses, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses, exclusive of any custody and transfer agent fee reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds are 0.014%, 0.004% and 0.014%, respectively. These

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Other Expense reimbursements will remain in place through at least February 28, 2013, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.

For the fiscal year ended October 31, 2012, these expense reductions, including Other Expense reimbursements, were as follows (in thousands):

Fund	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Structured Emerging Markets Equity	$2	$860	$862
Structured International Equity	3	796	799
Structured International Small Cap	6	563	569

As of October 31, 2012, the amounts owed to affiliates of the Funds were as follows (in thousands):

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Structured Emerging Markets Equity	$437	$11	$24	$472
Structured International Equity	625	54	57	736
Structured International Small Cap	189	5	11	205

G.  Line of Credit Facility — As of October 31, 2012, the Funds participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2012, the Funds did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2012, Goldman Sachs earned approximately $43,300 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Structured International Equity Fund.

As of October 31, 2012, the following Goldman Sachs Fund of Funds Portfolios were the beneficial owners of 5% or more of the total outstanding shares of the following Funds:

Fund	Goldman Sachs Aggressive Growth	Goldman Sachs Equity Growth Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Satellite Strategies Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
Structured Emerging Markets Equity	—%	8%	15%	13%	10%	—%
Structured International Equity	14	—	23	17	—	—
Structured International Small Cap	—	—	8	7	20	5

As of October 31, 2012, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 11% and 10% of the Class IR and Class R Shares of the Structured International Equity Fund, respectively.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2012, were as follows:

Fund	Purchases	Sales and Maturities
Structured Emerging Markets Equity	$816,124,020	$618,213,380
Structured International Equity	2,024,147,496	2,532,587,375
Structured International Small Cap	398,428,741	425,690,145

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a separate series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended October 31, 2012, are reported under Investment Income on the Statements of Operations. The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year October 31, 2012		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of October 31, 2012
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Structured Emerging Markets Equity	$7,738	$467	$—
Structured International Equity	113,554	51,822	88,000
Structured International Small Cap	26,427	42,286	1,469,764

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Money Market Fund for the fiscal year ended October 31, 2012 (in thousands):

Fund	Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period
Structured Emerging Markets Equity	—	105,775	(100,894)	4,881	$4,881
Structured International Equity	8,528	439,930	(445,447)	3,011	3,011
Structured International Small Cap	8,064	56,508	(59,372)	5,200	5,200

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows:

	Structured Emerging Markets Equity	Structured International Equity	Structured International Small Cap
Distributions paid from:
Ordinary income	$5,379,295	$63,770,433	$7,626,463

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows:

	Structured Emerging Markets Equity	Structured International Equity	Structured International Small Cap
Distributions paid from:
Ordinary income	$5,128,766	$52,353,642	$8,698,080

As of October 31, 2012, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Structured Emerging Markets Equity	Structured International Equity	Structured International Small Cap
Undistributed ordinary income — net	$5,134,557	$21,462,018	$9,637,868
Capital loss carryforwards:(2)
Expiring 2016(1)	$—	$(455,911,785)	$(5,458,844)
Expiring 2017(1)	(27,536,144)	(940,883,655)	(21,285,839)
Expiring 2019(1)	—	(2,867,280)	—
Perpetual Long-term	—	(47,404,352)	—
Perpetual Short-term	—	(86,071,791)	(2,591,053)
Total capital loss carryforwards	$(27,536,144)	$(1,533,138,863)	$(29,335,736)
Unrealized gains — net	32,410,888	23,832,721	18,466,481
Total accumulated earnings (losses) — net	$10,009,301	$(1,487,844,124)	$(1,231,387)

(1)	Expiration occurs on October 31 of the year indicated.
(2)	The Structured Emerging Markets Equity Fund utilized $9,850,292 of capital losses in the current fiscal year.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

8. TAX INFORMATION (continued)

As of October 31, 2012, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Structured Emerging Markets Equity	Structured International Equity	Structured International Small Cap
Tax cost	$481,008,291	$785,940,425	$241,616,492
Gross unrealized gain	51,652,765	59,803,589	34,728,478
Gross unrealized loss	(18,584,871)	(36,292,603)	(16,297,349)
Net unrealized security gain	$33,067,894	$23,510,986	$18,431,129
Net unrealized gain (loss) on other investments	(657,006)	321,735	35,352
Net unrealized gain	$32,410,888	$23,832,721	$18,466,481

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, and differences related to the tax treatment of passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from the differences in the tax treatment of foreign currency transactions and passive foreign investment company investments.

Fund	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Structured Emerging Markets Equity	$835,023	$(835,023)
Structured International Equity	(1,010,042)	1,010,042
Structured International Small Cap	(1,860,353)	1,860,353

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

9. OTHER RISKS (continued)

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

Other — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Funds currently rely on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Funds’ financial statements.

12. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Structured Emerging Markets Equity Fund

	For the Fiscal Year Ended October 31, 2012		For the Fiscal Year Ended October 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,791,877	$46,864,404	798,278	$7,208,905
Reinvestment of distributions	25,713	190,016	46,464	420,501
Shares redeemed	(1,891,680)	(15,474,285)	(4,571,789)	(41,124,003)
	3,925,910	31,580,135	(3,727,047)	(33,494,597)
Class C Shares
Shares sold	5,166	43,987	15,312	133,070
Reinvestment of distributions	—	—	36	324
Shares redeemed	(3,724)	(28,557)	(134,742)	(1,183,758)
	1,442	15,430	(119,394)	(1,050,364)
Institutional Shares
Shares sold	30,079,722	240,000,396	14,892,939	127,981,053
Reinvestment of distributions	704,649	5,186,221	517,427	4,693,065
Shares redeemed	(9,138,067)	(72,835,942)	(22,425,792)	(196,614,755)
	21,646,304	172,350,675	(7,015,426)	(63,940,637)
Class IR Shares
Shares sold	17,443	153,585	—	—
Reinvestment of distributions	3	19	2	15
Shares redeemed	(3,568)	(28,300)	—	—
	13,878	125,304	2	15
NET INCREASE (DECREASE)	25,587,534	$204,071,544	(10,861,865)	$(98,485,583)

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2012

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured International Equity Fund

	For the Fiscal Year Ended October 31, 2012		For the Fiscal Year Ended October 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,507,894	$47,755,253	11,348,906	$118,600,647
Shares converted from Class B(a)	12,209	103,223	17,113	168,197
Reinvestment of distributions	1,704,286	13,804,716	964,449	9,808,446
Shares redeemed	(18,655,807)	(160,393,596)	(29,431,194)	(286,605,407)
	(11,431,418)	(98,730,404)	(17,100,726)	(158,028,117)
Class B Shares
Shares sold	6,723	58,459	17,244	175,947
Shares converted to Class A(a)	(12,306)	(103,223)	(17,299)	(168,197)
Reinvestment of distributions	16,339	131,532	7,550	76,184
Shares redeemed	(160,397)	(1,373,323)	(219,476)	(2,142,846)
	(149,641)	(1,286,555)	(211,981)	(2,058,912)
Class C Shares
Shares sold	34,689	294,411	31,151	319,060
Reinvestment of distributions	13,667	109,747	5,055	51,002
Shares redeemed	(112,232)	(951,786)	(123,732)	(1,237,836)
	(63,876)	(547,628)	(87,526)	(867,774)
Institutional Shares
Shares sold	16,161,479	147,464,668	30,185,328	320,568,985
Reinvestment of distributions	5,697,917	47,178,757	3,764,641	39,227,558
Shares redeemed	(66,580,617)	(576,273,721)	(98,134,898)	(965,873,711)
	(44,721,221)	(381,630,296)	(64,184,929)	(606,077,168)
Service Shares
Shares sold	142,848	1,243,577	376,099	3,801,122
Reinvestment of distributions	15,854	129,366	17,739	181,647
Shares redeemed	(712,105)	(6,129,358)	(1,229,483)	(11,963,533)
	(553,403)	(4,756,415)	(835,645)	(7,980,764)
Class IR Shares
Shares sold	3,616	32,291	8,327	76,873
Reinvestment of distributions	294	2,354	17	174
Shares redeemed	(1,622)	(13,522)	(4,071)	(36,445)
	2,288	21,123	4,273	40,602
Class R Shares
Shares sold	2,429	20,553	17,539	173,493
Reinvestment of distributions	704	5,640	480	4,836
Shares redeemed	(8,185)	(68,967)	(23,987)	(250,600)
	(5,052)	(42,774)	(5,968)	(72,271)
NET DECREASE	(56,922,323)	$(486,972,949)	(82,422,502)	$(775,044,404)

(a)

Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured International Small Cap Fund

	For the Fiscal Year Ended October 31, 2012		For the Fiscal Year Ended October 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	655,264	$5,150,965	1,513,380	$13,008,314
Reinvestment of distributions	86,080	616,336	114,710	964,710
Shares redeemed	(2,212,825)	(17,116,250)	(2,042,413)	(17,522,649)
	(1,471,481)	(11,348,949)	(414,323)	(3,549,625)
Class C Shares
Shares sold	23,344	179,525	117,634	1,023,252
Reinvestment of distributions	2,039	14,392	508	4,225
Shares redeemed	(24,922)	(188,504)	(34,703)	(293,332)
	461	5,413	83,439	734,145
Institutional Shares
Shares sold	6,965,820	54,853,290	11,493,128	99,513,045
Reinvestment of distributions	929,867	6,639,251	917,929	7,710,604
Shares redeemed	(9,895,664)	(76,681,545)	(9,759,436)	(84,289,534)
	(1,999,977)	(15,189,004)	2,651,621	22,934,115
Class IR Shares
Shares sold	34,717	270,413	172,325	1,401,995
Reinvestment of distributions	1,160	8,270	4	38
Shares redeemed	(166,690)	(1,187,598)	—	—
	(130,813)	(908,915)	172,329	1,402,033
NET INCREASE (DECREASE)	(3,601,810)	$(27,441,455)	2,493,066	$21,520,668

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Structured International Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Structured Emerging Markets Equity Fund, Goldman Sachs Structured International Equity Fund and Goldman Sachs Structured International Small Cap Fund (collectively the “Structured International Equity Funds”), funds of Goldman Sachs Trust, at October 31, 2012, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Structured International Equity Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, transfer agent, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 21, 2012

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2012 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 through October 31, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Structured Emerging Markets Equity Fund				Structured International Equity Fund				Structured International Small Cap Fund
Share Class	Beginning Account Value 05/01/12	Ending Account Value 10/31/12		Expenses Paid for the 6 Months Ended 10/31/12*	Beginning Account Value 05/01/12	Ending Account Value 10/31/12		Expenses Paid for the 6 Months Ended 10/31/12*	Beginning Account Value 05/01/12	Ending Account Value 10/31/12		Expenses Paid for the 6 Months Ended 10/31/12*

Class A
Actual	$1,000	$981.30		$7.22	$1,000	$1,005.60		$6.55	$1,000	$1,007.30		$6.56
Hypothetical 5% return	1,000	1,017.85	+	7.35	1,000	1,018.60	+	6.60	1,000	1,018.60	+	6.60
Class B
Actual	N/A	N/A		N/A	1,000	1,002.30		10.32	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,014.83	+	10.38	N/A	N/A		N/A
Class C
Actual	1,000	977.80		10.94	1,000	1,002.30		10.27	1,000	1,003.70		10.33
Hypothetical 5% return	1,000	1,014.08	+	11.14	1,000	1,014.88	+	10.33	1,000	1,014.83	+	10.38
Institutional
Actual	1,000	983.60		5.24	1,000	1,008.70		4.49	1,000	1,009.70		4.55
Hypothetical 5% return	1,000	1,019.86	+	5.33	1,000	1,020.66	+	4.52	1,000	1,020.61	+	4.57
Service
Actual	N/A	N/A		N/A	1,000	1,005.50		7.06	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,018.10	+	7.10	N/A	N/A		N/A
Class IR
Actual	1,000	982.40		5.98	1,000	1,007.90		5.25	1,000	1,008.50		5.30
Hypothetical 5% return	1,000	1,019.10	+	6.09	1,000	1,019.91	+	5.28	1,000	1,019.86	+	5.33
Class R
Actual	N/A	N/A		N/A	1,000	1,004.50		7.81	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,017.34	+	7.86	N/A	N/A		N/A

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Structured Emerging Markets Equity Fund	1.45%	N/A	2.20%	1.05%	N/A	1.20%	N/A
Structured International Equity Fund	1.28	2.05%	2.04	0.89	1.40%	1.04	1.55%
Structured International Small Cap Fund	1.30	N/A	2.05	0.90	N/A	1.05	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Structured Emerging Markets Equity, Goldman Sachs Structured International Equity and Goldman Sachs Structured International Small Cap Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2013 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2012 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to limit certain expenses of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k)	information regarding commissions paid by the Funds and broker oversight, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Structured International Equity Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the potential benefit to the Funds of the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2011, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2012. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Independent Trustees observed that the Structured International Small Cap and Structured Emerging Markets Equity Funds had placed in the top half of their respective peer groups and outperformed their respective benchmark indexes for the one- and three-year periods ended March 31, 2012. They noted that the Structured International Equity Fund had placed in the bottom half of its peer group and underperformed its benchmark index for each of the one-, three-, five-, and ten-year periods ended

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

March 31, 2012. The Trustees also noted the addition of certain key hires to the Quantitative Investment Strategies team, as well as the team’s recent undertaking to enhance its investment models to strengthen performance.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody and distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to limit certain expenses of the Funds that exceed specified levels. The Trustees also noted that certain changes were being made to the existing expense limitation arrangements for the Structured Emerging Markets Fund that would have the effect of increasing total Fund expenses, with such change taking effect in connection with the Fund’s next annual registration statement update. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreement.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2011 and 2010, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Structured Emerging Markets Equity Fund	Structured International Equity Fund	Structured International Small Cap Fund
First $1 billion	1.00%	0.85%	0.85%
Next $1 billion	1.00	0.77	0.85
Next $3 billion	0.90	0.73	0.77
Next $3 billion	0.86	0.72	0.73
Over $8 billion	0.84	0.71	0.72

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Structured International Equity Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that the Funds also benefited from their participation in the securities lending program.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2013.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He is President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); and was formerly Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	109	Apollo Investment Corporation (a business development company)
Donald C. Burke Age: 52	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	109	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 71	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Diana M. Daniels Age: 63	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Joseph P. LoRusso Age: 55	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Jessica Palmer Age: 63	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	109	None
Richard P. Strubel Age: 73	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	109	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	110	None
Alan A. Shuch* Age: 62	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	109	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2012.
[2]

Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.

[3]

The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Trust II, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of October 31, 2012, the Trust consisted of 95 portfolios (88 of which offered shares to the public). Goldman Sachs Variable Insurance Trust consisted of 12 portfolios, Goldman Sachs Trust II consisted of one portfolio which did not offer shares to the public and the Goldman Sachs Municipal Opportunity Fund and did not offer shares to the public.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS STRUCTURED INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 50	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).
George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009	Managing Director, Goldman Sachs (2007-Present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005). Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.
Caroline Kraus 200 West Street New York, NY 10282 Age: 35	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present); Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 41	Treasurer and Senior Vice President	Since 2009	Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007). Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]

Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of October 31, 2012.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Structured International Equity Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2012, the total amount of income received by the Structured Emerging Markets Equity, Structured International Equity, and Structured International Small Cap Funds from sources within foreign countries and possessions of the United States was $0.1937, $0.3813, and $0.1831 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Structured Emerging Markets Equity, Structured International Equity, and Structured International Small Cap Funds were 95.28%, 76.83%, and 80.91%, respectively. The total amount of taxes paid by the Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds to such countries was $0.0449, $0.0360, and $0.0158 per share, respectively.

For the year ended October 31, 2012, 100.00%, 86.27%, and 82.43% of the dividends paid from net investment company taxable income by the Structured Emerging Markets Equity, Structured International Equity, and Structured International Small Cap Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $735.5 billion in assets under management as of September 30, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUND

Money Market1

■	Financial Square FundsSM
■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

■	Short Duration and Government
■	Enhanced Income Fund
■	High Quality Floating Rate Fund[2]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund[3]

Structured Equity

■	Structured Small Cap Equity Fund
■	Structured U.S. Equity Fund
■	Structured Small Cap Growth Fund
■	Structured Large Cap Growth Fund
■	Structured Large Cap Value Fund
■	Structured Small Cap Value Fund
■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund
■	Structured International Small Cap Fund
■	Structured International Equity Fund
■	Structured Emerging Markets Equity Fund

Fundamental Equity International4

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	Brazil Equity Fund
■	China Equity Fund
■	Korea Equity Fund
■	India Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	Retirement Portfolio Completion Fund

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Income Strategies Portfolio
■	Satellite Strategies Portfolio
■	Retirement Strategies Portfolios[6]
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]

An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective at the close of business on July 27, 2012, the Goldman Sachs Ultra-Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.
[3]	Effective at the close of business on June 29, 2012, the Goldman Sachs Balanced Fund was renamed the Goldman Sachs Income Builder Fund.
[4]

Since October 18, 2012, shares of the Goldman Sachs Brazil Equity, India Equity and Korea Equity Funds (each, a “Fund,” and collectively, the “Funds”) have not been available for purchase by investors. Each Fund will be liquidated pursuant to a Board-approved Plan of Liquidation on or about November 30, 2012 (the “Liquidation Date”). At any time prior to the Liquidation Date, shareholders may redeem their shares of the Funds and receive the net asset value thereof in cash or in kind, as provided in the Prospectus.

[5]

Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

[6]

Since July 28, 2012, shares of each of the Goldman Sachs Retirement Strategies Portfolios (the “Portfolios”) have not been available for purchase except to participants within certain Retirement Plans (as defined in the Prospectus). As of the close of business on December 6, 2012, shares of the Portfolios will no longer be available for purchase by any investors.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Caroline Kraus, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of October 31, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2012 Goldman Sachs. All rights reserved. 88628.MF.MED.TMPL/12/2012 STINTAR12 / 11K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2012	2011	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,038,911	$3,372,012	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$36,000	Other attest services.

Tax Fees:

• PwC	$740,650	$764,696	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2012	2011	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,848,422	$852,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2012 and October 31, 2011 were approximately $740,650 and $800,696 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2011 and December 31, 2010 were approximately $11.6 million and $10.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2011 and 2010 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 19, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 19, 2012

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	December 19, 2012